                                                                     EXHIBIT 4.2

                                                                [EXECUTION COPY]



                        CARMAX AUTO OWNER TRUST 2001-1,
                                  as Issuer,

                                      and

                            BANKERS TRUST COMPANY,
                             as Indenture Trustee

                        ______________________________

                                   INDENTURE
                          Dated as of January 1, 2001

                        ______________________________

               $152,254,000 5.608% Class A-1 Asset-Backed Notes $196,625,000 5.390% Class A-2 Asset-Backed Notes $178,929,000 5.490% Class A-3 Asset-Backed Notes $114,502,000 5.700% Class A-4 Asset-Backed Notes

                           CROSS REFERENCE TABLE(1)

  TIA                                                      Indenture
Section                                                     Section
-------                                                     -------

310.....................................................    (a)(1)
6.11....................................................    (a)(2)
6.11....................................................    (a)(3)
6.10....................................................    (a)(4)
N.A.....................................................    (a)(5)
6.11....................................................    (b)
6.8;6.11................................................    (c)
N.A. 311................................................    (a)
6.12....................................................    (b)
6.12....................................................    (c)
N.A. 312................................................    (a)
7.1.....................................................    (b)
7.2.....................................................    (c)
7.2 313.................................................    (a)
7.4.....................................................    (b)(1)
7.4.....................................................    (b)(2)
7.4;11.5................................................    (c)
7.4.....................................................    (d)
7.3 314.................................................    (a)
7.3.....................................................    (b)
11.15...................................................    (c)(1)
11.1....................................................    (c)(2)
11.1....................................................    (c)(3)
11.1....................................................    (d)
11.1....................................................    (e)
11.1....................................................    (f)
11.1 315................................................    (a)
6.1.....................................................    (b)
6.5;11.5................................................    (c)
6.1.....................................................    (d)
6.1.....................................................    (e)
5.13 316................................................    (a)(last sentence)
1.1.....................................................    (a)(1)(A)
5.11....................................................    (a)(1)(B)
5.12....................................................    (a)(2)
N.A.....................................................    (b)
5.7.....................................................    (c)
N.A 317.................................................    (a)(1)
5.3.....................................................    (a)(2)
5.3.....................................................    (b)
3.3 318.................................................    (a)
11.7....................................................

________________
(1) Note: This Cross Reference Table shall not, for any purpose, be deemed to be part of this Indenture.

(2)  N.A. means Not Applicable.

                               TABLE OF CONTENTS

                                                                                                   Page
                                                                                                   ----
                                                   ARTICLE I
                                     DEFINITIONS AND INCORPORATION BY REFERENCE
Section 1.1    Definitions..........................................................................  2
Section 1.2    Incorporation by Reference of Trust
               Indenture Act........................................................................ 14
Section 1.3    Rules of Construction................................................................ 15

                                               ARTICLE II
                                                THE NOTES

Section 2.1    Form................................................................................. 15
Section 2.2    Execution, Authentication and Delivery............................................... 16
Section 2.3    Temporary Notes...................................................................... 17
Section 2.4    Tax Treatment........................................................................ 17
Section 2.5    Registration; Registration of Transfer and Exchange.................................. 18
Section 2.6    Mutilated, Destroyed, Lost or Stolen Notes........................................... 19
Section 2.7    Persons Deemed Owners................................................................ 20
Section 2.8    Payments............................................................................. 21
Section 2.9    Cancellation......................................................................... 25
Section 2.10   Release of Collateral................................................................ 26
Section 2.11   Book-Entry Notes..................................................................... 26
Section 2.12   Notices to Clearing Agency........................................................... 27
Section 2.13   Definitive Notes..................................................................... 27
Section 2.14   Authenticating Agents................................................................ 28

                                                ARTICLE III
                                                 COVENANTS
Section 3.1    Payment Covenant..................................................................... 29
Section 3.2    Maintenance of Office or Agency...................................................... 29
Section 3.3    Money for Payments To Be Held in Trust............................................... 29
Section 3.4    Existence............................................................................ 31
Section 3.5    Protection of Trust Estate........................................................... 32
Section 3.6    Opinions as to Trust Estate.......................................................... 32
Section 3.7    Performance of Obligations; Servicing of Receivables................................. 33
Section 3.8    Negative Covenants................................................................... 35
Section 3.9    Annual Statement as to Compliance.................................................... 36
Section 3.10   Issuer May Consolidate, etc., Only on Certain Terms.................................. 37
Section 3.11   Successor or Transferee.............................................................. 40

Section 3.12       No Other Business.................................................................... 40
Section 3.13       No Borrowing......................................................................... 40
Section 3.14       Servicer's Obligations............................................................... 40
Section 3.15       Guarantees, Loans, Advances and Other
                   Liabilities.......................................................................... 40
Section 3.16       Capital Expenditures................................................................. 41
Section 3.17       Restricted Payments.................................................................. 41
Section 3.18       Notice of Events of Default.......................................................... 41
Section 3.19       Removal of Administrator............................................................. 41
Section 3.20       Further Instruments and Acts......................................................... 42

                                                     ARTICLE IV
                                              SATISFACTION AND DISCHARGE

Section 4.1        Satisfaction and Discharge of Indenture.............................................. 42
Section 4.2        Satisfaction, Discharge and Defeasance of the Notes.................................. 43
Section 4.3        Application of Trust Money........................................................... 45
Section 4.4        Repayment of Monies Held by Paying Agent............................................. 45

                                                     ARTICLE V
                                                      REMEDIES

Section 5.1        Events of Default.................................................................... 45
Section 5.2        Acceleration of Maturity; Rescission and Annulment................................... 47
Section 5.3        Collection of Indebtedness and Suits for Enforcement by Indenture Trustee............ 49
Section 5.4        Remedies............................................................................. 51
Section 5.5        Optional Preservation of the Receivables............................................. 54
Section 5.6        Limitation of Suits.................................................................. 54
Section 5.7        Unconditional Rights of Noteholders To Receive Principal and Interest................ 55
Section 5.8        Restoration of Rights and Remedies................................................... 55
Section 5.9        Rights and Remedies Cumulative....................................................... 56
Section 5.10       Delay or Omission Not a Waiver....................................................... 56
Section 5.11       Control by Noteholders............................................................... 56
Section 5.12       Waiver of Past Defaults.............................................................. 57
Section 5.13       Undertaking for Costs................................................................ 58
Section 5.14       Waiver of Stay or Extension Laws..................................................... 58
Section 5.15       Action on Notes...................................................................... 58
Section 5.16       Performance and Enforcement of Certain Obligations................................... 59

                                                        ARTICLE VI
                                                  THE INDENTURE TRUSTEE

Section 6.1        Duties of Indenture Trustee.......................................................... 60

Section 6.2        Rights of Indenture Trustee.......................................................... 62
Section 6.3        Individual Rights of Indenture Trustee............................................... 63
Section 6.4        Indenture Trustee's Disclaimer....................................................... 63
Section 6.5        Notice of Defaults................................................................... 63
Section 6.6        Reports by Indenture Trustee to Holders.............................................. 64
Section 6.7        Compensation and Indemnity........................................................... 64
Section 6.8        Replacement of Indenture Trustee..................................................... 65
Section 6.9        Successor Indenture Trustee by Merger................................................ 66
Section 6.10       Appointment of Co-Indenture Trustee or
                   Separate Indenture Trustee........................................................... 67
Section 6.11       Eligibility; Disqualification........................................................ 68
Section 6.12       Preferential Collection of Claims Against
                   Issuer............................................................................... 68


                                                    ARTICLE VII
                                           NOTEHOLDERS' LISTS AND REPORTS

Section 7.1        Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders............... 69
Section 7.2        Preservation of Information; Communications to Noteholders........................... 69
Section 7.3        Reports by Issuer.................................................................... 69
Section 7.4        Reports by Indenture Trustee......................................................... 70

                                                    ARTICLE VIII
                                       ACCOUNTS, DISBURSEMENTS AND RELEASES

Section 8.1        Collection of Money.................................................................. 70
Section 8.2        Trust Accounts....................................................................... 71
Section 8.3        General Provisions Regarding Accounts................................................ 72
Section 8.4        Release of Trust Estate.............................................................. 73
Section 8.5        Opinion of Counsel................................................................... 73

                                                ARTICLE IX
                                          SUPPLEMENTAL INDENTURES

Section 9.1        Supplemental Indentures Without Consent of Noteholders............................... 74
Section 9.2        Supplemental Indentures with Consent of Noteholders.................................. 76
Section 9.3        Execution of Supplemental Indentures................................................. 78
Section 9.4        Effect of Supplemental Indenture..................................................... 78
Section 9.5        Conformity with Trust Indenture Act.................................................. 78
Section 9.6        Reference in Notes to Supplemental Indentures........................................ 78

                                                ARTICLE X
                                            REDEMPTION OF NOTES

Section 10.1       Redemption........................................................................... 79
Section 10.2       Form of Redemption Notice............................................................ 79
Section 10.3       Notes Payable on Redemption Date..................................................... 80

                                                    ARTICLE XI
                                                   MISCELLANEOUS

Section 11.1       Compliance Certificates and Opinions, etc............................................ 80
Section 11.2       Form of Documents Delivered to Indenture Trustee..................................... 83
Section 11.3       Acts of Noteholders.................................................................. 84
Section 11.4       Notices, etc., to Indenture Trustee, Issuer and Rating Agencies...................... 84
Section 11.5       Notices to Noteholders; Waiver....................................................... 86
Section 11.6       Alternate Payment and Notice Provisions.............................................. 86
Section 11.7       Conflict with Trust Indenture Act.................................................... 87
Section 11.8       Effect of Headings and Table of Contents............................................. 87
Section 11.9       Successors and Assigns............................................................... 87
Section 11.10      Severability......................................................................... 87
Section 11.11      Benefits of Indenture................................................................ 87
Section 11.12      Legal Holiday........................................................................ 87
Section 11.13      GOVERNING LAW........................................................................ 88
Section 11.14      Counterparts......................................................................... 88
Section 11.15      Recording of Indenture............................................................... 88
Section 11.16      Trust Obligation..................................................................... 88
Section 11.17      No Petition.......................................................................... 89
Section 11.18      Inspection........................................................................... 89
Section 11.19      Certain Matters Regarding the Insurer................................................ 89
Section 11.20      Third-Party Beneficiaries............................................................ 90

Exhibit A-1 Form of Class A-1 Note
Exhibit A-2 Form of Class A-2 Note
Exhibit A-3 Form of Class A-3 Note
Exhibit A-4 Form of Class A-4 Note

Exhibit B   Form of Opinion of Counsel

          INDENTURE, dated as of January 1, 2001 (as amended, supplemented or otherwise modified and in effect from time to time, this "Indenture"), between
                                                          ---------
CARMAX AUTO OWNER TRUST 2001-1, a Delaware statutory business trust (the "Issuer"), and BANKERS TRUST COMPANY, a New York banking corporation, not in its
 ------
individual capacity but solely as indenture trustee (in such capacity, the "Indenture Trustee").
 -----------------

          Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the holders of the Issuer's 5.608% Class A-1 Asset-Backed Notes (the "Class A-1 Notes"), 5.390% Class A-2 Asset-Backed
                           ---------------
Notes (the "Class A-2 Notes"), 5.490% Class A-3 Asset-Backed Notes (the "Class
            ---------------                                              -----
A-3 Notes") and 5.700% Class A-4 Asset-Backed Notes (the "Class A-4 Notes" and,
---------                                                 ---------------
collectively with the Class A-1 Notes, the Class A-2 Notes and the Class A-3 Notes, the "Notes"):
            -----

                                GRANTING CLAUSE

          The Issuer hereby Grants to the Indenture Trustee on the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes, all of the Issuer's right, title and interest in, to and under, whether now owned or existing or hereafter acquired or arising (i) the Receivables; (ii) all amounts received on or in respect of the Receivables after the Cutoff Date; (iii) the security interests in the Financed Vehicles granted by the Obligors pursuant to the Receivables; (iv) all proceeds from claims on or refunds of premiums with respect to any physical damage, theft, credit life or credit disability insurance policies relating to the Financed Vehicles or the Obligors; (v) the Receivable Files; (vi) the Collection Account, the Note Payment Account and the Reserve Account and all amounts, securities, financial assets, investments and other property deposited in or credited to any of the foregoing and all proceeds thereof; (vii) all rights of the Depositor under the Receivables Purchase Agreement, including the right to require the Seller to repurchase Receivables from the Depositor; (viii) all rights of the Issuer under the Sale and Servicing Agreement, including the right to require the Servicer to purchase Receivables from the Issuer; and (ix) all present and future claims, demands, causes of action and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds of the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, insurance proceeds, condemnation awards, rights to payment of any and every kind and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral").
     ----------

          The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture.

          The Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes, acknowledges such Grant, accepts the trusts under this Indenture in accordance with the provisions of this Indenture and agrees to perform its duties required in this Indenture to the best of its ability to the end that the interests of the Holders of the Notes may be adequately and effectively protected.

                                   ARTICLE I
                  DEFINITIONS AND INCORPORATION BY REFERENCE

          SECTION 1.1  Definitions.
                       -----------
          (a) Except as otherwise specified herein or as the context may otherwise require, the following terms shall have the respective meanings set forth below for all purposes of this Indenture.

          "Accrual Period" shall mean (i) in the case of the Class A-1 Notes,
           --------------
each period from and including a Distribution Date to but excluding the following Distribution Date (or, in the case of the initial Accrual Period, the period from and including the Closing Date to but excluding the initial Distribution Date) and (ii) in the case of the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, each period from and including the 15th day of a month to but excluding the 15th day of the following month (or, in the case of the initial Accrual Period, the period from and including the Closing Date to but excluding the initial Distribution Date).

          "Act" shall have the meaning specified in Section 11.3(a).
           ---

          "Administration Agreement" shall mean the Administration Agreement,
           ------------------------
dated as of January 1, 2001, by and
among the Administrator, the Issuer and the Indenture Trustee, as amended, supplemented or otherwise modified and in effect from time to time.

          "Administrator" shall mean CarMax, or any successor Administrator
           -------------
under the Administration Agreement.

          "Authenticating Agent" shall have the meaning specified in Section
           --------------------
2.14.

          "Authorized Officer" shall mean, with respect to the Issuer, any
           ------------------
officer of the Owner Trustee who is authorized to act for or on behalf of the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter) and, for so long as the Administration Agreement is in full force and effect, any officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement.

          "Book-Entry Notes" shall mean a beneficial interest in the Notes,
           ----------------
ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.11.

          "Business Day" shall mean any day other than a Saturday, a Sunday or a
           ------------
day on which banking institutions or trust companies in New York, New York, Wilmington, Delaware or Richmond, Virginia are authorized or obligated by law, executive order or governmental decree to remain closed.

          "CarMax" shall mean CarMax Auto Superstores, Inc., a Virginia
           ------
corporation, and its successors and assigns.

          "Certificate of Trust" shall have the meaning specified in the Trust
           --------------------
Agreement.

          "Class" shall mean a class of Notes, which may be the Class A-1 Notes,
           -----
the Class A-2 Notes, the Class A-3 Notes or the Class A-4 Notes.

          "Class A-1 Final Distribution Date" shall mean the February 2002
           ---------------------------------
Distribution Date.

          "Class A-1 Noteholder" shall mean the Person in whose name a Class A-1
           --------------------
Note is registered on the Note Register.

          "Class A-1 Notes" shall mean the 5.608% Class A-1 Asset-Backed Notes
           ---------------
issued by the Issuer pursuant to this Indenture in the initial aggregate principal amount of $152,254,000.

          "Class A-1 Rate" shall mean 5.608% per annum.
           --------------

          "Class A-2 Final Distribution Date" shall mean the October 2003
           ---------------------------------
Distribution Date.

          "Class A-2 Noteholder" shall mean the Person in whose name a Class A-2
           --------------------
Note is registered on the Note Register.

          "Class A-2 Notes" shall mean the 5.390% Class A-2 Asset-Backed Notes
           ---------------
issued by the Issuer pursuant to this Indenture in the initial aggregate principal amount of $196,625,000.

          "Class A-2 Rate" shall mean 5.390% per annum.
           --------------

          "Class A-3 Final Distribution Date" shall mean the December 2004
           ---------------------------------
Distribution Date.

          "Class A-3 Noteholder" shall mean the Person in whose name a Class A-3
           --------------------
Note is registered on the Note Register.

          "Class A-3 Notes" shall mean the 5.490% Class A-3 Asset-Backed Notes
           ---------------
issued by the Issuer pursuant to this Indenture in the initial aggregate principal amount of $178,929,000.

          "Class A-3 Rate" shall mean 5.490% per annum.
           --------------

          "Class A-4 Final Distribution Date" shall mean the February 2007
           ---------------------------------
Distribution Date.

          "Class A-4 Noteholder" shall mean the Person in whose name a Class A-4
           --------------------
Note is registered on the Note Register.

          "Class A-4 Notes" shall mean the 5.700% Class A-4 Asset-Backed Notes
           ---------------
issued by the Issuer pursuant to this Indenture in the initial aggregate principal amount of $114,502,000.

          "Class A-4 Rate" shall mean 5.700% per annum.
           --------------

          "Class Final Distribution Date" shall mean all or any of the Class A-1
           -----------------------------
Final Distribution Date, the Class A-2 Final Distribution Date, the Class A-3 Final Distribution Date and the Class A-4 Final Distribution Date as the context requires.

          "Clearing Agency" shall mean an organization registered as a "clearing
           ---------------
agency" pursuant to Section 17A of the Exchange Act.

          "Clearing Agency Participant" shall mean a broker, dealer, bank, other
           ---------------------------
financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

          "Closing Date" shall mean January 25, 2001.
           ------------

          "Code" shall mean the Internal Revenue Code of 1986, as amended from
           ----
time to time, and the Treasury Regulations promulgated thereunder.

          "Collateral" shall have the meaning specified in the Granting Clause
           ----------
of this Indenture.

          "Collection Period" shall mean each calendar month during the term of
           -----------------
this Agreement or, in the case of the initial Collection Period, the period from but excluding the Cutoff Date to and including February 28, 2001.

          "Commission" shall mean the Securities and Exchange Commission.
           ----------

          "Corporate Trust Office" shall mean the principal office of the
           ----------------------
Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office at date of execution of this Indenture is located at Four Albany Street, New York, New York 10006, Attention: Corporate Trust and Agency Group - Structured Finance, or at such other address as the Indenture Trustee may designate from time to time by written notice to the Noteholders and the Issuer, or the principal corporate trust office of any successor Indenture Trustee at the address designated by such successor Indenture Trustee by written notice to the Noteholders and the Issuer.

          "Default" shall mean any event that, with notice or the lapse of time
           -------
or both, would become an Event of Default.

          "Definitive Notes" shall have the meaning specified in Section 2.11.
           ----------------

          "Depositor" shall mean Pooled Auto Securities Shelf LLC, a Delaware
           ---------
limited liability company, and its successors.

          "Distribution Date" shall mean the 15th day of each month or, if such
           -----------------
15th day is not a Business Day, the following Business Day, commencing on March 15, 2001.

          "Event of Default" shall have the meaning specified in Section 5.1.
           ----------------

          "Excess Collections" shall have the meaning specified in Section
           ------------------
2.8(a)(xi).

          "Exchange Act" shall mean the Securities Exchange Act of 1934, as
           ------------
amended.

          "Executive Officer" shall mean, with respect to any corporation or
           -----------------
limited liability company, as applicable, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer, the President, any Executive Vice President, any Senior Vice President, any Vice President, the Secretary or the Treasurer of such corporation or limited liability company, and, with respect to any partnership, any general partner of such partnership.

          "Fiscal Year" shall mean the period commencing on March 1 of any year
           -----------
and ending on February 28 (or February 29, if applicable) of the following year.

          "Grant" shall mean to mortgage, pledge, bargain, sell, warrant,
           -----
alienate, remise, release, convey, assign, transfer, create, and to grant a lien upon and a security interest in and right of set-off against, and to deposit, set over and confirm pursuant to this Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

          "Guarantor" shall mean Circuit City Stores, Inc., a Virginia
           ---------
corporation, and its successors.

          "Holder" or "Noteholder" shall mean the Person in whose name a Note is
           ------      ----------
registered in the Note Register.

          "Indemnification Agreement" shall mean the Indemnification Agreement
           -------------------------
dated as of January 18, 2001 among the Insurer, CarMax, as seller, the Depositor, First Union Corporation, a North Carolina corporation, and First Union Securities, Inc., a North Carolina corporation, as amended, supplemented or otherwise modified and in effect from time to time.

          "Indenture Trustee" shall mean Bankers Trust Company, a New York
           -----------------
banking corporation, not in its individual capacity but solely as Indenture Trustee under this Indenture, and any successor Indenture Trustee under this Indenture.

          "Independent" shall mean, when used with respect to any specified
           -----------
Person, that such Person (i) is in fact independent of the Issuer, any other obligor on the Notes, the Depositor, the Seller, the Servicer and any Affiliate of any of the foregoing Persons, (ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Depositor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Depositor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          "Independent Certificate" shall mean a certificate or opinion to be
           -----------------------
delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1, made by an Independent appraiser or other expert appointed by an Issuer Order and approved by the Indenture Trustee in the exercise of reasonable care, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Indenture and that the signer is Independent within the meaning thereof.

          "Insolvency Event" shall mean, with respect to any Person, (i) the
           ----------------
making by such Person of a general assignment for the benefit of creditors, (ii) the filing by such Person of a voluntary petition in bankruptcy, (iii) such Person being adjudged bankrupt or insolvent, or having had entered against such Person an order for relief in any bankruptcy or insolvency proceeding, (iv) the filing by such Person of a petition or answer seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) the filing by such Person of an answer or other pleading admitting or failing to contest the material allegations of a petition filed against such Person in any proceeding specified in clause (vii) below,
(vi) seeking, consenting to or acquiescing in the appointment of a trustee, receiver or liquidator of such Person or of all or any substantial part of the assets of such Person or (vii) the failure to obtain dismissal within 60 days of the commencement of any proceeding against such Person seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, or the entry of any order appointing a trustee, liquidator or receiver of such Person of all or any substantial portion of the assets of such Person.

          "Insurance Agreement" shall mean the Insurance and Reimbursement
           -------------------
Agreement, dated as of January 25, 2001, by and among the Insurer, CarMax, in its individual capacity and as seller and servicer, the Depositor, the Issuer and the Indenture Trustee, as amended, supplemented or otherwise modified and in effect from time to time.

          "Insurance Premium" shall have the meaning specified in the Premium
           -----------------
Side Letter Agreement.

          "Insurer" shall mean MBIA Insurance Corporation, a corporation
           -------
domiciled in New York, and its successors.

          "Insurer Default" shall mean a default by the Insurer under the Policy
           ---------------
(after giving effect to any applicable cure period) or the occurrence of an Insolvency Event with respect to the Insurer.

          "Issuer" shall mean CarMax Auto Owner Trust 2001-1 or any successor to
           ------
CarMax Auto Owner Trust 2001-1 and, for purposes of any provision contained herein and required by the TIA, each other obligor on the Notes.

          "Issuer Order" shall mean a written order signed in the name of the
           ------------
Issuer by an Authorized Officer of the Issuer and delivered to the Indenture Trustee by the Administrator, if signed by an officer of the Administrator, or at the written direction of the Depositor, if signed by an officer of the Owner Trustee.

          "Issuer Request" shall mean a written request signed in the name of
           --------------
the Issuer by an Authorized Officer of the Issuer and delivered to the Indenture Trustee by the Administrator, if signed by an officer of the Administrator, or at the written direction of the Depositor, if signed by an officer of the Owner Trustee.

          "Moody's" shall mean Moody's Investors Service, Inc., and its
           -------
successors.

          "Net Principal Policy Amount" shall mean, as of any date, the sum of
           ---------------------------
the Note Balance plus the Certificate Balance, in each case as of the Closing
                 ----
Date, minus all amounts previously drawn on the Policy or withdrawn from the
      -----
Reserve Account with respect to Monthly Note Principal or Monthly Certificate Principal.

          "Note Balance" shall mean, at any time, the aggregate principal amount
           ------------
of all Notes Outstanding at such time.

          "Note Depository Agreement" shall mean the agreement dated January 25,
           -------------------------
2001, among the Issuer, the Indenture Trustee and The Depository Trust Company, as the initial Clearing Agency, relating to the Notes.

          "Note Interest Rate" shall mean, in the case of the Class A-1 Notes,
           ------------------
the Class A-1 Rate, in the case of the Class A-2 Notes, the Class A-2 Rate, in the case of the Class A-3 Notes, the Class A-3 Rate, and in the case of the Class A-4 Notes, the Class A-4 Rate.

          "Note Owner" shall mean, with respect to any Book-Entry Note, the
           ----------
Person who is the beneficial owner of such Book-Entry Note as reflected on the books of the Clearing Agency or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

          "Note Register" shall have the meaning specified in Section 2.5.
           -------------

          "Note Registrar" shall have the meaning specified in Section 2.5.
           --------------

          "Noteholders" shall mean the Class A-1 Noteholders, the Class A-2
           -----------
Noteholders, the Class A-3 Noteholders and the Class A-4 Noteholders, collectively.

          "Notes" shall mean the Class A-1 Notes, the Class A-2 Notes, the Class
           -----
A-3 Notes and the Class A-4 Notes, collectively.

          "Officer's Certificate" shall mean a certificate signed by an
           ---------------------
Authorized Officer of the Issuer and delivered to the Indenture Trustee, which certificate shall comply with the applicable requirements of Section 11.1.

          "Opinion of Counsel" shall mean one or more written opinions of
           ------------------
counsel who may, except as otherwise expressly provided in this Indenture, be an employee of, or outside counsel to, the Issuer, the Depositor, the Seller or the Servicer and who shall be acceptable to the Indenture Trustee, which opinion or opinions shall be addressed to the Indenture Trustee as Indenture Trustee, shall comply with any applicable requirements of Section 11.1 and shall be in form and substance satisfactory to the Indenture Trustee.

          "Outstanding" shall mean, as of the date of determination, all Notes
           -----------
theretofore authenticated and delivered under this Indenture except:

               (i) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

               (ii) Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes; provided, however, that if such Notes are to be redeemed, notice of such
     --------  -------
     redemption must have been duly given pursuant to this Indenture or provision for such notice must have been made in a manner satisfactory to the Indenture Trustee; and

               (iii) Notes in exchange for or in lieu of which other Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a protected purchaser;

provided, however, that in determining whether the Holders of the requisite
--------  -------
principal amount of the Notes Outstanding have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under any Transaction Document, Notes owned by the Issuer, any other obligor upon the Notes, the Depositor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying on any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer, any other obligor upon the Notes, the Depositor, the Seller, the Servicer or any Affiliate of any of the foregoing Persons.

          "Owner Trustee" shall mean Wilmington Trust Company, a Delaware
           -------------
banking corporation, not in its individual capacity but solely as Owner Trustee under the Trust Agreement, and any successor Owner Trustee under the Trust Agreement.

          "Paying Agent" shall mean the Indenture Trustee or any other Person
           ------------
that meets the eligibility standards for the Indenture Trustee specified in
Section 6.11 and is authorized by the Issuer to make payments to and distributions from the Collection Account and the Note Payment Account, including payment of principal of or interest on the Notes, on behalf of the Issuer.

          "Performance Guaranty" shall mean the Performance Guaranty dated as of
           --------------------
January 1, 2001 made by the Guarantor for the benefit of the Insurer and the Indenture Trustee, on behalf of the Noteholders and the Certificateholders, as amended, supplemented or otherwise modified and in effect from time to time.

          "Policy" shall mean the irrevocable financial guaranty insurance
           ------
policy dated as of January 25, 2001, issued by the Insurer for the benefit of the Indenture Trustee, on behalf of the Noteholders and the Certificateholders, and having a maximum amount available to be drawn with respect to any Distribution Date equal to the Policy Amount for such Distribution Date.

          "Policy Amount" shall mean, for any Distribution Date:
           -------------

               (x)  the sum of (A) the lesser of (i) the sum of the Note Balance plus the Certificate Balance, in each case
     ----
     as of such Distribution Date (after giving effect to any distribution of Available Collections and any funds withdrawn from the Reserve Account to pay principal to the Noteholders or the Certificateholders with respect to such Distribution Date) and (ii) the Net Principal Policy Amount as of such Distribution Date (after giving effect to any funds withdrawn from the Reserve Account to pay principal to the Noteholders or the Certificateholders with respect to such Distribution Date) plus (B) the
                                                                ----
     Total Servicing Fee for the preceding Collection Period plus (C) the Total
                                                             ----
     Note Interest for such Distribution Date plus (D) the Total Certificate
                                              ----
     Interest for such Distribution Date;

               minus:
               -----

               (y) the amount on deposit in and available for withdrawal from the Reserve Account on such Distribution Date (after giving effect to any funds withdrawn from the Reserve Account to pay principal to the Noteholders or the Certificateholders with respect to such Distribution
     Date).

          "Predecessor Note" shall mean, with respect to any particular Note,
           ----------------
every previous Note evidencing all or a portion of the same debt as that
evidenced by such particular Note.   Any Note authenticated and delivered under
Section 2.6 in lieu of a mutilated, lost, destroyed or stolen Note shall be deemed, for purposes of this definition, to evidence the same debt as the mutilated, lost, destroyed or stolen Note.

          "Premium Side Letter Agreement" shall have the meaning specified in
           -----------------------------
the Insurance Agreement.

          "Proceeding" shall mean any suit in equity, action at law or other
           ----------
judicial or administrative proceeding.

          "Rating Agency" shall mean Moody's or Standard & Poor's; provided,
           -------------                                           --------
however, that if Moody's and Standard & Poor's cease to exist, Rating Agency
-------
shall mean any nationally recognized statistical rating organization or other comparable Person designated by the Issuer, written notice of which designation shall have been given to the Depositor, the Servicer, the Indenture Trustee, the Owner Trustee and the Insurer.

          "Rating Agency Condition" shall mean, with respect to any action, that
           -----------------------
each Rating Agency shall have been given prior notice of such action and shall have notified the Owner Trustee, the Indenture Trustee and the Insurer in writing that such action shall not result in a reduction or withdrawal of the then current rating assigned by such Rating Agency to any Class of Notes or the Certificates.

          "Record Date" shall mean, with respect to any Distribution Date or
           -----------
Redemption Date, the close of business on the Business Day preceding such Distribution Date or Redemption Date; provided, however, that if Definitive
                                      --------  -------
Notes have been issued pursuant to Section 2.13, Record Date shall mean, with respect to any Distribution Date or Redemption Date, the last day of the preceding Collection Period.

          "Redemption Date" shall mean the Distribution Date specified by the
           ---------------
Servicer pursuant to Section 10.1 on which date the Indenture Trustee shall withdraw any amount remaining in the Reserve Account and deposit the portion of such amount payable to the Noteholders in the Note Payment Account.

          "Redemption Price" shall mean, in the case of a redemption of Notes
           ----------------
pursuant to Section 10.1, an amount equal to the unpaid principal amount of the Notes redeemed plus accrued and unpaid interest thereon.

          "Responsible Officer" shall mean any managing director, principal,
           -------------------
vice president, assistant vice president, assistant secretary, assistant treasurer or trust officer of the Indenture Trustee or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular corporate trust matter, any other officer of the Indenture Trustee to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Sale and Servicing Agreement" shall mean the Sale and Servicing
           ----------------------------
Agreement, dated as of January 1, 2001, by and among the Issuer, the Depositor, the Seller and the Servicer, as amended, supplemented or otherwise modified and in effect from time to time.

          "Seller" shall mean CarMax, in its capacity as seller of the
           ------
Receivables under the Receivables Purchase Agreement, and its successors in such capacity.

          "Servicer" shall mean CarMax, in its capacity as servicer of the
           --------
Receivables under the Sale and Servicing Agreement, and its successors in such capacity.

          "Standard & Poor's" shall mean Standard & Poor's, a division of The
           -----------------
McGraw-Hill Companies, Inc., and its successors.

          "State" shall mean any of the fifty states of the United States of
           -----
America or the District of Columbia.

          "Successor Servicer" shall have the meaning specified in Section
           ------------------
3.7(e).

          "Transaction Documents" shall mean the Receivables Purchase Agreement,
           ---------------------
the Trust Agreement, the Sale and Servicing Agreement, the Performance Guaranty, the Certificate of Trust, this Indenture, the Administration Agreement, the Note Depository Agreement, the Certificate Depository Agreement, the Indemnification Agreement, the Insurance Agreement and the other documents and certificates delivered in connection therewith, in each case as amended, supplemented or otherwise modified and in effect from time to time.

          "Trust Accounts" shall mean the Collection Account, the Note Payment
           --------------
Account, the Certificate Payment Account and the Reserve Account.

          "Trust Estate" shall mean all money, instruments, rights and other
           ------------
property that are subject or intended to be subject to the lien and security interest of this Indenture for the benefit of the Noteholders (including, but not limited to, all property and interests Granted to the Indenture Trustee), including all proceeds thereof.

          "Trust Indenture Act" or "TIA" shall mean the Trust Indenture Act of
           -------------------      ---
1939, as amended.

          (b) Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein have the respective meanings set forth in, or incorporated by reference into, the Sale and Servicing Agreement or the Trust Agreement for all purposes of this Indenture.

          SECTION 1.2  Incorporation by Reference of Trust Indenture Act.
                       -------------------------------------------------
Whenever this Indenture refers to a provision of the TIA, that provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

          "Indenture securities" shall mean the Notes.
           --------------------

          "Indenture security holder" shall mean a Noteholder.
           -------------------------

          "Indenture to be qualified" shall mean this Indenture.
           -------------------------

          "Indenture trustee" or "Institutional trustee" shall mean the
           -----------------      ---------------------
Indenture Trustee.

          "Obligor on the indenture securities" shall mean the Issuer and any
           -----------------------------------
other obligor on the Notes.

          All other TIA terms used in this Indenture that are defined in the TIA, defined by TIA reference to another statute or defined by Commission rule have the respective meanings assigned to them by such definitions.

          SECTION 1.3  Rules of Construction. Unless the context otherwise
                       ---------------------
requires:

               (i)    a term has the meaning assigned to it;

               (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

               (iii)  "or" is not exclusive;

               (iv)   "including" means including without limitation;

               (v) words in the singular include the plural and words in the plural include the singular;

               (vi) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; and

               (vii) references to a Person are also to its permitted successors and assigns.

                                  ARTICLE II
                                   THE NOTES

          SECTION 2.1  Form.
                       ----

          (a) The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, together with the Indenture Trustee's certificates of authentication, shall be substantially in the form set forth in Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4, respectively, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution thereof. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

          (b) The Definitive Notes shall be typewritten, printed, lithographed or engraved, or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

          (c) Each Note shall be dated the date of its authentication. The terms of the Notes set forth in Exhibits A-1 through A-4 hereto are part of the terms of this Indenture and are incorporated herein by reference.

          SECTION 2.2  Execution, Authentication and Delivery.
                       --------------------------------------

          (a) The Notes shall be executed on behalf of the Issuer by any of its Authorized Officers. The signatures of any such Authorized Officer on the Notes may be manual or facsimile.

          (b) Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices on the date of such Notes.

          (c) The Indenture Trustee shall, upon Issuer Order, authenticate and deliver the Class A-1 Notes for original issue in an aggregate principal amount of $152,254,000, the Class A-2 Notes for original issue in an aggregate principal amount of $196,625,000, the Class A-3 Notes for original issue in an aggregate principal amount of $178,929,000 and the Class A-4 Notes for original issue in an aggregate principal amount of $114,502,000. The aggregate principal amounts of Class A-1 Notes, Class A-2 Notes, Class A-3 Notes and Class A-4 Notes outstanding at any time may not exceed those respective amounts except as provided in Section 2.6.

          (d) Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in minimum denominations of $1,000 and integral multiples thereof.

          (e) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

          SECTION 2.3  Temporary Notes.
                       ---------------

          (a) Pending the preparation of Definitive Notes pursuant to Section 2.13, the Issuer may execute, and upon receipt of an Issuer Order the Indenture Trustee shall authenticate and deliver, temporary Notes that are printed, lithographed, typewritten, mimeographed or otherwise produced of the tenor of the Definitive Notes in lieu of which they are issued and with such variations not inconsistent with the terms of this Indenture as the officers executing such Notes may determine, as evidenced by their execution of such Notes.

          (b) If temporary Notes are issued pursuant to Section 2.3(a), the Issuer shall cause Definitive Notes to be prepared without unreasonable delay. After the preparation of Definitive Notes, the temporary Notes shall be exchangeable for Definitive Notes upon surrender of the temporary Notes at the office or agency of the Note Registrar to be maintained as provided in Section 3.2, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Notes, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver in exchange therefor, a like principal amount of Definitive Notes of authorized denominations. Until so exchanged, the temporary Notes shall in all respects be entitled to the same benefits under this Indenture as Definitive Notes.

          SECTION 2.4  Tax Treatment.  The Issuer has entered into this
                       -------------
Indenture, and the Notes shall be issued, with the intention that, for federal, state and local income and franchise tax purposes, the Notes shall qualify as indebtedness of the Issuer secured by the Trust Estate. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of a Note (and each Note Owner by its acceptance of an interest in the applicable Book-Entry Note), agree to treat the Notes as indebtedness of the Issuer for federal, state and local income and franchise tax purposes.

          SECTION 2.5  Registration; Registration of Transfer and Exchange.
                       ---------------------------------------------------

          (a)  The Indenture Trustee initially shall be the registrar (the "Note
                                                                            ----
Registrar") for the purpose of registering Notes and transfers of Notes as
---------
herein provided. The Note Registrar shall cause to be kept a register (the "Note
                                                                            ----
Register") in which, subject to such reasonable regulations as it may prescribe,
--------
the Note Registrar shall provide for the registration of Notes and the registration of transfers of Notes. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

          (b) If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, (i) the Issuer shall give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, or any change in the location, of the Note Register, (ii) the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof and (iii) the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Executive Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and number of such Notes.

          (c) Upon surrender for registration of transfer of any Note at the office or agency of the Issuer to be maintained as provided in Section 3.2, if the requirements of Section 8-401 or 8A-401, as applicable, of the Relevant UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver to the Noteholder making such surrender, in the name of the designated transferee or transferees, one or more new Notes of the same Class in any authorized denomination, of a like aggregate principal amount. The Indenture Trustee may rely upon the Administrator with respect to the determination of whether the requirements of Section 8-401 or 8A-401, as applicable, of the Relevant UCC are met.

          (d) At the option of the Noteholder, Notes may be exchanged for other Notes of the same Class in any authorized denominations, of a like aggregate principal amount, upon surrender of the Notes to be exchanged at such office or agency. Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401 or 8A-401, as applicable, of the Relevant UCC are met, the Issuer shall execute, and the Indenture Trustee shall authenticate and deliver to the Noteholder making such exchange, the Notes which such Noteholder is entitled to receive. The Indenture Trustee may rely upon the Administrator with respect to the determination of whether the requirements of Section 8-401 or 8A-401, as applicable, of the Relevant UCC are met.

          (e) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

          (f) All Notes presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar.

          (g) No service charge shall be made to a Holder for any registration of transfer or exchange of Notes, but the Issuer may require payment by such Holder of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes, other than exchanges pursuant to Section 2.3 or 9.6 not involving any transfer.

          (h) The Issuer shall not be required to make, and the Note Registrar need not register, transfers or exchanges of Notes selected for redemption or Notes with respect to which the due date for any payment will occur within 15 days.

          SECTION 2.6  Mutilated, Destroyed, Lost or Stolen Notes.
                       ------------------------------------------

          (a) If (i) any mutilated Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and (ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a protected purchaser, and provided that the requirements of Section 8-405 or 8A-405, as applicable, of the Relevant UCC are met, the Issuer shall execute and the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of the same Class; provided,
                                                                      --------
however, that if any such destroyed, lost or stolen Note, but not a mutilated
-------
Note, shall have become or within seven (7) days of the Indenture Trustee's receipt of evidence to its satisfaction of such destruction, loss or theft shall be due and payable, or shall have been called for redemption in whole pursuant to Section 10.1, instead of issuing a replacement Note of the same Class, the Issuer may pay such destroyed, lost or stolen Note when so due or payable or upon the Redemption Date without surrender thereof. The Indenture Trustee may conclusively rely upon the Administrator with respect to the determination of whether the requirements of Section 8-405 or 8A-405, as applicable, of the Relevant UCC are met. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a protected purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom such replacement Note was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a protected purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

          (b) Upon the issuance of any replacement Note under this Section 2.6, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with such issuance and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) related thereto.

          (c) Every replacement Note issued pursuant to this Section 2.6 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

          (d) The provisions of this Section 2.6 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

          SECTION 2.7  Persons Deemed Owners.  Prior to due presentation of a
                       ---------------------
Note for registration of transfer, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture Trustee may, subject to Section 2.6, treat the Person in whose name such Note is registered in the Note Register (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note shall be overdue, and none of the Issuer, the Indenture Trustee or any agent of the Issuer or the Indenture Trustee shall be affected by any notice to the contrary.

          SECTION 2.8  Payments.
                       --------

          (a) On each Distribution Date, upon receipt of written instructions from the Servicer pursuant to Section 4.6(d) of the Sale and Servicing Agreement, the Indenture Trustee shall apply the Available Funds for such Distribution Date to make the following payments and deposits in the following order of priority:

               (i) to the Servicer, the Total Servicing Fee for the preceding Collection Period;

               (ii) to the Note Payment Account, the Total Note Interest for such Distribution Date;

               (iii) if the Notes have not been declared immediately due and payable following an Event of Default, to the Certificate Payment Account, the Total Certificate Interest for such Distribution Date;

               (iv) to the Note Payment Account, the Monthly Note Principal for such Distribution Date;

               (v) if the Notes have been declared immediately due and payable following an Event of Default, to the

     Certificate Payment Account, the Total Certificate Interest for such Distribution Date;

               (vi) to the Certificate Payment Account, the Monthly Certificate Principal for such Distribution Date;

               (vii) to the Insurer, the Insurance Premium for such Distribution Date plus any overdue Insurance Premiums for previous Distribution Dates;

               (viii) to the Insurer, the aggregate amount of any unreimbursed payments under the Policy, including any amount deposited by the Insurer pursuant to Section 5.2(d) or (e) of this Indenture, to the extent payable to the Insurer under the Insurance Agreement plus accrued interest on any
                                                  ----
     unreimbursed payments under the Policy, including any amount deposited by the Insurer pursuant to Section 5.2(d) or (e) of this Indenture, at the rate provided in the Insurance Agreement plus any other amounts due the
                                              ----
     Insurer under the Insurance Agreement plus any unreimbursed Insurer Defense
                                           ----
     Costs;

               (ix) if the Notes have been declared immediately due and payable following an Event of Default, to the Note Payment Account, an amount equal to the outstanding principal balance of the Notes as of such Distribution Date (before giving effect to the application of the amount on deposit in the Collection Account on such Distribution Date) minus the
                                                                  -----
     Monthly Note Principal for such Distribution Date;

               (x) to the Reserve Account, the Reserve Account Deficiency, if any, for such Distribution Date; and

               (xi) to the Seller, as holder of the Residual Interest, any remaining Available Funds (the "Excess Collections").
                                     ------------------

          (b) The principal of each Note shall be payable in installments on each Distribution Date in an aggregate amount (unless the Notes have been declared immediately due and payable following an Event of Default) for all Classes of Notes equal to the Monthly Note Principal for such Distribution Date. On each Distribution Date (unless the Notes have been declared immediately due and payable following an Event of Default), upon receipt of instructions from the Servicer pursuant to Section 4.6(d) of the Sale and Servicing Agreement, the Indenture Trustee shall apply or cause to be applied the amount on deposit in the Note Payment Account on such Distribution Date to make the following payments in the following order of priority:

               (i) to the Holders of each Class of Notes, the portion of the Total Note Interest payable to such Class for such Distribution Date;

               (ii) to the Class A-1 Noteholders, the Monthly Note Principal for that Distribution Date until the principal amount of the Class A-1 Notes has been paid in full;

               (iii) following payment in full of the Class A-1 Notes, to the Class A-2 Noteholders, the Monthly Note Principal for that Distribution Date until the principal amount of the Class A-2 Notes has been paid in full;

               (iv) following payment in full of the Class A-2 Notes, to the Class A-3 Noteholders, the Monthly Note Principal for that Distribution Date until the principal amount of the Class A-3 Notes has been paid in full; and

               (v) following payment in full of the Class A-3 Notes, to the Class A-4 Noteholders, the Monthly Note Principal for that Distribution Date until the principal amount of the Class A-4 Notes has been paid in full.

          If the amount on deposit in the Note Payment Account (including any portion of the Reserve Account Draw Amount or the Policy Claim Amount included in such amount) on any Distribution Date is less than the amount described in clause (i) above for such Distribution Date, the Indenture Trustee shall pay the available amount to the Holders of each Class of Notes pro rata based on the
                                                       --- ----
Total Note Interest payable to such Class on such Distribution Date. If the amount available to pay principal of the Notes on any Distribution Date is less than the Monthly Note Principal for such Distribution Date, the Indenture Trustee shall pay the available amount to the Holders of each Class of Notes pro
                                                                             ---
rata based on the outstanding principal amount of such Class as of such
----
Distribution Date.

          (c) The unpaid principal amount of the Class A-1 Notes, to the extent not previously paid, shall be due and payable on the Class A-1 Final Distribution Date, the principal amount of the Class A-2 Notes, to the extent not previously paid, shall be due and payable on the Class A-2 Final Distribution Date, the principal amount of the Class A-3 Notes, to the extent not previously paid, shall be due and payable on the Class A-3 Final Distribution Date and the principal amount of the Class A-4 Notes, to the extent not previously paid, shall be due and payable on the Class A-4 Final Distribution Date.

          (d) The Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes shall accrue interest during each Accrual Period at the Class A-1 Rate, the Class A-2 Rate, the Class A-3 Rate and the Class A-4 Rate, respectively, and such interest shall be due and payable on each Distribution Date. Interest on the Class A-1 Notes shall be calculated on the basis of the actual number of days elapsed and a 360-day year. Interest on the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes shall be calculated on the basis of a 360-day year of twelve 30-day months. Subject to Section 3.1, any installment of interest or principal, if any, payable on any Note that is punctually paid or duly provided for on the applicable Distribution Date shall be paid to the Person in whose name such Note (or one or more Predecessor Notes) is registered on the related Record Date by check mailed first-class postage prepaid to such Person's address as it appears on the Note Register on such Record Date; provided, however, that, unless Definitive Notes have been issued
             --------  -------
pursuant to Section 2.13, with respect to Notes registered on the Record Date in the name of the nominee of the Clearing Agency (initially, such nominee to be Cede & Co.), payment shall be made by wire transfer in immediately available funds to the account designated by such nominee, and except for the final installment of principal payable with respect to such Note on a Distribution Date or on the related Class Final Distribution Date (and except for the Redemption Price for any Note called for redemption in whole pursuant to Section 10.1(a) or (b)), which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section
3.3. The Indenture Trustee shall pay all Total Note Interest for any Distribution Date to the Holders of the Notes on the related Record Date even if a portion of such Total Note Interest relates to an earlier Distribution Date.

          (e) All principal and interest payments on a Class of Notes shall be made pro rata to the Holders of such Class. The Indenture Trustee shall, before
     --- ----
the Distribution Date on which the Issuer expects to pay the final installment of principal of and interest on any Note, notify the Holder of such Note as of the related Record Date of such final installment. Such notice shall be mailed or transmitted by facsimile and shall specify that such final installment shall be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with redemption of Notes shall be mailed to Noteholders as provided in Section 10.2.

          (f) Notwithstanding the foregoing, the unpaid principal amount of the Notes shall be due and payable, to the extent not previously paid, on the date on which the Notes have been declared immediately due and payable following an Event of Default. On each Distribution Date following acceleration of the Notes, upon receipt of instructions from the Servicer pursuant to Section 4.6(d) of the Sale and Servicing Agreement, the Indenture Trustee shall apply or cause to be applied the amount on deposit in the Note Payment Account on such Distribution Date to make the following payments in the following order of priority:

               (i) to the Holders of each Class of Notes, the portion of the Total Note Interest payable to such Class for such Distribution Date; and

               (ii) to the Holders of each Class of Notes, the amount remaining on deposit in the Note Payment Account on such Distribution Date pro rata
                                                                      --- ----
     based on the outstanding principal amount of such Class as of such Distribution Date.

          If the amount on deposit in the Note Payment Account (including any portion of the Reserve Account Draw Amount or the Policy Claim Amount included in such amount) on any Distribution Date following acceleration of the Notes is less than the amount described in clause (i) above for such Distribution Date, the Indenture Trustee shall pay the available amount to the Holders of each Class of Notes pro rata based on the Total Note Interest payable to such Class
               --- ----
on such Distribution Date.

          (g) The Indenture Trustee shall transfer amounts from the Reserve Account, deposit amounts transferred from the Reserve Account, submit claims under the Policy and deposit amounts drawn under the Policy, in each case at the written direction of the Servicer and on behalf of the Noteholders and the Certificateholders, in accordance with the Sale and Servicing Agreement.

          SECTION 2.9  Cancellation.  All Notes surrendered for payment,
                       ------------
registration of transfer, exchange or redemption in whole pursuant to Section 10.1(a) or (b) shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly canceled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly canceled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.9, except as expressly permitted by this Indenture. All canceled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Order that they be destroyed or returned to it, provided that such Issuer Order is timely and the Notes have not been previously disposed of by the Indenture Trustee.

          SECTION 2.10  Release of Collateral.  Subject to Section 11.1 and the
                        ---------------------
terms of the Transaction Documents, the Indenture Trustee shall release property from the lien of this Indenture only upon receipt of an Issuer Request (which shall include delivery instructions and other relevant information) accompanied by an Officer's Certificate, an Opinion of Counsel and Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) or an Opinion of Counsel in lieu of such Independent Certificates to the effect that the TIA does not require any such Independent Certificates. If the Commission shall issue an exemptive order under TIA Section 304(d) modifying the Indenture Trustee's obligations under TIA Sections 314(c) and 314(d)(1), the Indenture Trustee shall release property from the lien of this Indenture in accordance with the conditions and procedures set forth in such exemptive order.

          SECTION 2.11  Book-Entry Notes.  The Notes, upon original issuance,
                        ----------------
shall be issued in the form of typewritten Notes representing the Book-Entry Notes, to be delivered to The Depository Trust Company, the initial Clearing Agency, by, or on behalf of, the Issuer. The Book-Entry Notes shall be registered initially on the Note Register in the name of Cede & Co. , the nominee of the initial Clearing Agency, and no Note Owner thereof shall receive a definitive Note representing such Note Owner's interest in such Note, except as provided in Section 2.13. Unless and until definitive, fully registered Notes (the "Definitive Notes") have been issued to such Note Owners pursuant to
      ----------------
Section 2.13:

               (i) the provisions of this Section 2.11 shall be in full force and effect;

               (ii) the Note Registrar and the Indenture Trustee shall be entitled to deal with the Clearing Agency for all purposes of this Indenture (including the payment of principal of and interest on the Notes and the giving of instructions or directions hereunder) as the sole Holder of the Notes, and shall have no obligation to the Note Owners;

               (iii) to the extent that the provisions of this Section 2.11 conflict with any other provisions of this Indenture, the provisions of this Section shall control;

               (iv) the rights of Note Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Note Owners and the Clearing Agency and/or the Clearing Agency Participants pursuant to the Note Depository Agreement; unless and until Definitive Notes are issued pursuant to Section 2.13, the initial Clearing Agency shall make book-entry transfers among the Clearing Agency Participants and receive and transmit payments of principal of and interest on the Notes to such Clearing Agency Participants; and

               (v) whenever this Indenture requires or permits actions to be taken based upon written instructions or directions of Holders of Notes evidencing a specified percentage of the principal amount of the Notes or any Class of Notes Outstanding, the Clearing Agency shall be deemed to represent such percentage only to the extent that it has received instructions to such effect from Note Owners and/or Clearing Agency Participants owning or representing, respectively, such required percentage of the beneficial interest in the Notes or such Class of Notes and has delivered such instructions to the Indenture Trustee.

          SECTION 2.12  Notices to Clearing Agency.  Whenever a notice or other
                        --------------------------
communication to the Noteholders is required under this Indenture, unless and until Definitive Notes shall have been issued to such Note Owners pursuant to
Section 2.13, the Indenture Trustee shall give all such notices and communications specified herein to be given to Holders of the Notes to the Clearing Agency, and shall have no obligation to such Note Owners.

          SECTION 2.13  Definitive Notes.  If (i) the Administrator or the
                        ----------------
Servicer advises the Indenture Trustee in writing that the Clearing Agency is no longer willing or able to properly discharge its responsibilities with respect to the Book-Entry Notes and the Indenture Trustee or the Administrator is unable to locate a qualified successor, (ii) the Administrator, at its option, advises the Indenture Trustee in writing that it elects to terminate the book-entry system through the Clearing Agency or (iii) after the occurrence of an Event of Default or an Event of Servicing Termination, Note Owners of the Book-Entry Notes representing beneficial interests aggregating not less than 51% of the principal amount of such Notes advise the Indenture Trustee and the Clearing Agency in writing that the continuation of a book-entry system through the Clearing Agency is no longer in the best interests of such Note Owners, then the Clearing Agency shall notify all Note Owners and the Indenture Trustee in writing of the occurrence of such event and of the availability of Definitive Notes to Note Owners requesting the same. Upon surrender to the Indenture Trustee of the typewritten Notes representing the Book-Entry Notes by the Clearing Agency, accompanied by registration instructions, the Issuer, at its own expense, shall execute and deliver the Definitive Notes to the Indenture Trustee and the Indenture Trustee shall authenticate the Definitive Notes in accordance with the instructions of the Clearing Agency. None of the Issuer, the Note Registrar or the Indenture Trustee shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be protected in relying on, such instructions. Upon the issuance of Definitive Notes, the Indenture Trustee shall recognize the Holders of the Definitive Notes as Noteholders.

          SECTION 2.14  Authenticating Agents. The Indenture Trustee may appoint
                        ---------------------
one or more Persons (each, an "Authenticating Agent") with power to act on its
                               --------------------
behalf and subject to its direction in the authentication of Notes in connection with issuance, transfers and exchanges under Sections 2.2, 2.3, 2.5 and 2.6, as fully to all intents and purposes as though each such Authenticating Agent had been expressly authorized by those Sections to authenticate such Notes. For all purposes of this Indenture, the authentication of Notes by an Authenticating Agent pursuant to this Section 2.14 shall be deemed to be the authentication of Notes "by the Indenture Trustee."

          Any corporation into which any Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, consolidation or conversion to which any Authenticating Agent shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of any Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, without the execution or filing of any document or any further act on the part of the parties hereto or such Authenticating Agent or such successor corporation.

          Any Authenticating Agent may at any time resign by giving written notice of resignation to the Indenture Trustee and the Owner Trustee. The Indenture Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and the Owner Trustee. Upon receiving such notice of resignation or upon such a termination, the Indenture Trustee may appoint a successor Authenticating Agent and shall give written notice of any such appointment to the Owner Trustee.

          The Administrator agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services. The provisions of Sections 2.9 and 6.4 shall be applicable to any Authenticating Agent.

                                  ARTICLE III
                                   COVENANTS

          SECTION 3.1  Payment of Principal and Interest. The Issuer shall duly
                       ---------------------------------
and punctually pay the principal of and interest, if any, on the Notes in accordance with the terms of the Notes and this Indenture. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

          SECTION 3.2  Maintenance of Office or Agency. The Note Registrar shall
                       -------------------------------
maintain in the Borough of Manhattan, The City of New York, an office or agency where Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Note Registrar in respect of the Notes and this Indenture may be served. The Note Registrar shall give prompt written notice to the Issuer, the Depositor and the Indenture Trustee of the location, and of any change in the location, of any such office or agency. If, at any time, the Issuer and the Note Registrar shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

          SECTION 3.3  Money for Payments To Be Held in Trust.
                       --------------------------------------

          (a) As provided in Section 8.2, all payments of amounts due and payable with respect to the Notes that are to be made from amounts withdrawn from the Trust Accounts shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from the Trust Accounts shall be paid over to the Issuer, except as provided in this Section 3.3.

          (b) On or before each Distribution Date and Redemption Date, the Issuer shall deposit or cause to be deposited in the Note Payment Account an aggregate sum sufficient to pay the amounts then becoming due under the Notes, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless the Paying Agent is the Indenture Trustee) shall promptly notify the Indenture Trustee of its action or failure so to act.

          (c) The Issuer shall cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.3, that such Paying Agent shall:

               (i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

               (ii) give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which it has actual knowledge in the making of any payment required to be made with respect to the Notes;

               (iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

               (iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for payment of the Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

               (v) comply with all requirements of the Code and any state or local tax law with respect to the withholding from any payments made by it on the Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

          (d) The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which such sums were held by such Paying Agent, and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such sums.

          (e) Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two (2) years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request, and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture
                                        --------  -------
Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than thirty (30) days from the date of such publication, any unclaimed balance of such money then remaining shall be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for redemption in whole pursuant to Section 10.1 or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent at the last address of record for each such Holder).

          SECTION 3.4  Existence. The Issuer shall keep in full effect its
                       ---------
existence, rights and franchises as a statutory business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer shall keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and shall obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Collateral and each other instrument or agreement included in the Trust Estate.

          SECTION 3.5  Protection of Trust Estate. The Issuer shall from time to
                       --------------------------
time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and shall take such other action, necessary or advisable to:

               (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

               (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

               (iii) enforce any of the Collateral; or

               (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee and the Noteholders in the Trust Estate against the claims of all Persons.

The Issuer hereby designates the Indenture Trustee as its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.5.

          SECTION 3.6  Opinions as to Trust Estate.
                       ---------------------------

          (a) On the Closing Date, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel substantially in the form attached hereto as Exhibit B.

          (b)  On or before March 31 of each year (commencing with the year
2001), the Issuer shall deliver to the Depositor, the Indenture Trustee and the Insurer an Opinion of Counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that, in the opinion of such counsel, no such action is necessary to maintain such lien and security interest. Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that shall, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until March 31 in the following year.

          SECTION 3.7  Performance of Obligations; Servicing of Receivables.
                       ----------------------------------------------------

          (a) The Issuer shall not take any action and shall use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person's material covenants or obligations under any instrument or agreement included in the Trust Estate or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture and the other Transaction Documents.

          (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer and the Administrator to assist the Issuer in performing its duties under this Indenture.

          (c) The Issuer shall punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and the instruments and agreements included in the Trust Estate, including, but not limited to, filing or causing to be filed all financing statements and continuation statements required to be filed under the Relevant UCC by the terms of this Indenture and the

Sale and Servicing Agreement in accordance with and within the time periods provided for herein and therein.

          (d) If the Issuer shall have knowledge of the occurrence of an Event of Servicing Termination, the Issuer shall promptly notify the Depositor, the Indenture Trustee, the Insurer and the Rating Agencies in writing of such event and shall specify in such notice the action, if any, the Issuer is taking in respect of such default. If an Event of Servicing Termination shall arise from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

          (e) As promptly as possible after the giving of notice of termination to the Servicer of the Servicer's rights and powers pursuant to Section 8.1 of the Sale and Servicing Agreement, the Issuer may (subject to the rights of the Indenture Trustee to direct such appointment pursuant to Section 8.2 of the Sale and Servicing Agreement) appoint a successor servicer acceptable to the Insurer (the "Successor Servicer"), and such Successor Servicer shall accept its
      ------------------
appointment by a written assumption in a form acceptable to the Indenture Trustee. In the event that a Successor Servicer has not been appointed and has not accepted its appointment at the time when the Servicer ceases to act as Servicer, the Indenture Trustee, without further action, shall be the successor to the Servicer in all respects in accordance with Section 8.2 of the Sale and Servicing Agreement. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event shall be released from such duties and obligations, such release not to be effective until the date a new servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer as the Successor Servicer under the Sale and Servicing Agreement. Any Successor Servicer (other than the Indenture Trustee) shall (i) be an established financial institution having a net worth of not less than $50,000,000 and whose regular business includes the servicing of installment sale contracts and (ii) enter into a servicing agreement with the Issuer having substantially the same provisions as the provisions of the Sale and Servicing Agreement applicable to the Servicer. If, within thirty (30) days after the delivery of the notice referred to above, the Issuer shall not have obtained such a new servicer, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a Successor Servicer. In connection with any such appointment, the Indenture Trustee may make such arrangements for the compensation of such successor as it and such successor shall agree, subject to the limitations set forth below and in the Sale and Servicing Agreement, and, in accordance with Section 8.2 of the Sale and Servicing Agreement, the Issuer shall enter into an agreement with such successor for the servicing of the Receivables (such agreement to be in form and substance satisfactory to the Indenture Trustee and the Insurer). If the Indenture Trustee shall succeed to the Servicer's duties as servicer of the Receivables as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee and, accordingly, the provisions of Article VI shall be inapplicable to the Indenture Trustee in its duties as the successor to the Servicer and the servicing of the Receivables. In case the Indenture Trustee shall become successor to the Servicer under the Sale and Servicing Agreement, the Indenture Trustee shall be entitled to appoint as Servicer any one of its Affiliates; provided, however, that the Indenture Trustee, in its capacity as the Servicer,
--------  -------
shall be fully liable for the actions and omissions of such Affiliate in such capacity as Successor Servicer. Notwithstanding any other provisions of this Indenture to the contrary, in no event shall the Indenture Trustee be liable for any servicing fee or for any differential in the amount of the servicing fee paid under the Sale and Servicing Agreement and the amount necessary to induce any Successor Servicer to act as Successor Servicer under the Sale and Servicing Agreement.

          (f) Upon any termination of the Servicer's rights and powers pursuant to Section 8.1 of the Sale and Servicing Agreement, the Issuer shall promptly notify the Depositor, the Indenture Trustee, the Insurer and the Rating Agencies in writing of such termination. Upon any appointment of a Successor Servicer by the Issuer, the Issuer shall promptly notify the Depositor, the Indenture Trustee, the Insurer and the Rating Agencies in writing of such appointment, specifying in such notice the name and address of such Successor Servicer.

          (g) The Issuer shall not waive timely performance by the Depositor, the Seller or the Servicer of their respective obligations under the Transaction Documents without the prior written consent of the Insurer (if no Insurer Default shall have occurred and be continuing) or if such waiver would reasonably be expected to materially adversely affect the interests of the Noteholders or the Insurer.

          SECTION 3.8  Negative Covenants. If any Notes are Outstanding, the
                       ------------------
Issuer shall not:

               (i) except as expressly permitted by this Indenture, the Trust Agreement, the Receivables Purchase Agreement or the Sale and Servicing Agreement, sell, transfer, exchange or otherwise dispose of any of the properties or assets of the Issuer, including those included in the Trust Estate, unless directed to do so in writing by the Indenture Trustee with the prior written consent of the Insurer;

               (ii) claim any credit on, or make any deduction from the principal or interest payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of taxes levied or assessed upon the Issuer;

               (iii)  dissolve or liquidate in whole or in part;

               (iv) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens, mechanics' liens and other liens that arise by operation of law, in each case on any of the Financed Vehicles and arising solely as a result of an action or omission of the related Obligor) or (C) permit the lien of this Indenture not to constitute a valid first priority (other than with respect to any such tax, mechanics' or other lien) security interest in the Trust Estate;

               (v) engage in any activities other than financing, acquiring, owning, pledging and managing the Receivables as contemplated by the Receivables Purchase Agreement, the Trust Agreement, the Sale and Servicing Agreement and this Indenture and activities incidental to such activities; or

               (vi) incur, assume or guarantee any indebtedness other than the indebtedness evidenced by the Notes or indebtedness otherwise permitted by the Receivables Purchase Agreement, the Trust Agreement, the Sale and Servicing Agreement or this Indenture.

          SECTION 3.9  Annual Statement as to Compliance. On or before May 31 of
                       ---------------------------------
each year (commencing with the year 2001), the Issuer shall deliver to the Depositor, the Indenture Trustee and the Insurer an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

               (i) a review of the activities of the Issuer during the preceding Fiscal Year (or, in the case of the Officer's Certificate to be delivered in the year 2001, during the period beginning on the Closing Date and ending on February 28, 2001) and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

               (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such preceding Fiscal Year (or, in the case of the Officer's Certificate to be delivered in the year 2001, during the period beginning on the Closing Date and ending on February 28, 2001) or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

          SECTION 3.10  Issuer May Consolidate, etc., Only on Certain Terms.
                        ---------------------------------------------------

          (a) The Issuer shall not consolidate or merge with or into any other Person, unless:

               (i) the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall be a Person organized and existing under the laws of the United States of America or any State and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Depositor, the Indenture Trustee and the Insurer (if no Insurer Default shall have occurred and be continuing), the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

               (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

               (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

               (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

               (vi) the Issuer shall have delivered to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation or merger and such supplemental indenture comply with this
     Article III and that all conditions precedent provided for in this Indenture relating to such transaction have been complied with (including any filing required by the Exchange Act); and

               (vii) if no Insurer Default shall have occurred and be continuing, the Issuer shall have given the Insurer written notice of such consolidation or merger at least 20 Business Days prior to the consummation of such consolidation or merger and shall have received the prior written approval of the Insurer of such consolidation or merger and the Issuer or the Person (if other than the Issuer) formed by or surviving such consolidation or merger has a net worth, immediately after such consolidation or merger, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such consolidation or merger.

          (b) Other than as specifically contemplated by the Transaction Documents, the Issuer shall not convey or transfer any of its properties or assets, including those included in the Trust Estate, to any other Person, unless:

               (i) the Person that acquires by conveyance or transfer the properties or assets of the Issuer the conveyance or transfer of which is hereby restricted (A) shall be a United States citizen or a Person organized and existing under the laws of the United States of America or any State, (B) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form satisfactory to the Indenture Trustee and the Insurer (if no Insurer Default shall have occurred and be continuing), the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) shall expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of the Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, shall expressly agree to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) shall expressly agree by means of such supplemental indenture that such Person (or if a group of Persons, then one specified Person) shall make all filings with the Commission (and any other appropriate Person) required by the Exchange Act in connection with the Notes;

               (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

               (iii) the Rating Agency Condition shall have been satisfied with respect to such transaction;

               (iv) the Issuer shall have received an Opinion of Counsel (and shall have delivered copies thereof to the Indenture Trustee and the Insurer) to the effect that such transaction will not have any material adverse tax consequence to the Issuer, any Noteholder or any Certificateholder;

               (v) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken;

               (vi) the Issuer shall have delivered to the Indenture Trustee and the Insurer an Officer's Certificate and an Opinion of Counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent provided for in this Indenture relating to such transaction have been complied with (including any filing required by the Exchange Act); and

          (vii) if no Insurer Default shall have occurred and be continuing, the Issuer shall have given the Insurer written notice of such transaction at least 20 Business Days prior to the consummation of such transaction and shall have received the prior written approval of the Insurer of such transaction and the Person that acquires by conveyance or transfer the properties or assets of the Issuer has a net worth, immediately after such transaction, that is (A) greater than zero and (B) not less than the net worth of the Issuer immediately prior to giving effect to such transaction.

          SECTION 3.11  Successor or Transferee.
                        -----------------------

          (a)  Upon any consolidation or merger of the Issuer in accordance with
Section 3.10(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

          (b) Upon any conveyance or transfer of all the properties and assets of the Issuer in accordance with Section 3.10(b), CarMax Auto Owner Trust 2001-1 shall be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee and the Insurer stating that CarMax Auto Owner Trust 2001-1 is to be so released.

          SECTION 3.12  No Other Business. The Issuer shall not engage in any
                        -----------------
business other than financing, acquiring, owning and pledging the Receivables in the manner contemplated by this Indenture and the other Transaction Documents and activities incidental thereto.

          SECTION 3.13  No Borrowing. The Issuer shall not issue, incur, assume,
                        ------------
guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

          SECTION 3.14  Servicer's Obligations. The Issuer shall cause the
                        ----------------------
Servicer to comply with the Sale and Servicing Agreement.

          SECTION 3.15  Guarantees, Loans, Advances and Other Liabilities.
                        -------------------------------------------------
Except as contemplated by this Indenture and the other Transaction Documents, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

          SECTION 3.16  Capital Expenditures. The Issuer shall not make any
                        --------------------
expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

          SECTION 3.17  Restricted Payments. The Issuer shall not, directly or
                        -------------------
indirectly, (i) make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that
                                                      --------  -------
the Issuer may make, or cause to be made, distributions as contemplated by, and to the extent funds are available for such purpose under, the Sale and Servicing Agreement, the Trust Agreement or this Indenture. The Issuer shall not, directly or indirectly, make payments to or distributions from the Collection Account, the Note Payment Account, the Certificate Payment Account or the Reserve Account except in accordance with this Indenture and the other Transaction Documents.

          SECTION 3.18  Notice of Events of Default. The Issuer shall give the
                        ---------------------------
Indenture Trustee, the Insurer and the Rating Agencies prompt written notice of each Event of Default hereunder, each default on the part of the Depositor, the Seller or the Servicer of its obligations under the Sale and Servicing Agreement and each default on the part of the Seller or the Depositor of its obligations under the Receivables Purchase Agreement.

          SECTION 3.19  Removal of Administrator. For so long as any Notes are
                        ------------------------
Outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied with respect to such removal and, unless an Insurer Default shall have occurred and be continuing, the Insurer shall have consented to such removal.

          SECTION 3.20  Further Instruments and Acts. Upon request of the
                        ----------------------------
Indenture Trustee or the Insurer, the Issuer shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

                                  ARTICLE IV
                          SATISFACTION AND DISCHARGE

          SECTION 4.1  Satisfaction and Discharge of Indenture. This Indenture
                       ---------------------------------------
shall cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.3, 3.4, 3.5, 3.8, 3.10, 3.12, 3.13, 3.16 and 3.17, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.7 and the obligations of the Indenture Trustee under Section 4.3), and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

          (A) the Policy has been terminated in accordance with its terms and returned to the Insurer for cancellation;

          (B)  either

               (1) all Notes of all Classes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 2.6 and (ii) Notes for whose payment money has theretofore been irrevocably deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.3) have been delivered to the Indenture Trustee for cancellation; or

               (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation have become due and payable and the Issuer has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee, in trust, cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date needed), in an amount sufficient to pay and discharge the entire indebtedness on such Notes when due on the applicable Class Final Distribution Date or Redemption Date (if Notes shall have been called for redemption pursuant to Section 10.1(a)), as the case may be;

          (C) the Issuer has paid or caused to be paid all other sums payable by the Issuer hereunder and under the other Transaction Documents;

          (D) the Issuer has delivered to the Depositor, the Indenture Trustee and the Insurer an Officer's Certificate, an Opinion of Counsel and (if required by the TIA or the Indenture Trustee) an Independent Certificate from a firm of certified public accountants, each meeting the applicable requirements of
Section 11.1(a) and, subject to Section 11.2, each stating that all conditions precedent provided for in this Indenture relating to the satisfaction and discharge of this Indenture have been complied with; and

          (E) the Issuer has delivered to the Depositor, the Indenture Trustee and the Insurer an Opinion of Counsel to the effect that the satisfaction and discharge of this Indenture pursuant to this Section 4.1 will not cause any Noteholder to be treated as having sold or exchanged any of its Notes for purposes of Section 1001 of the Code.

          SECTION 4.2  Satisfaction, Discharge and Defeasance of the Notes.
                       ---------------------------------------------------

          (a) Upon satisfaction of the conditions set forth in subsection (b) below, the Issuer shall be deemed to have paid and discharged the entire indebtedness on all the Notes Outstanding, and the provisions of this Indenture, as it relates to such Notes, shall no longer be in effect (and the Indenture Trustee, at the expense of the Issuer, shall execute proper instruments acknowledging the same), except as to:

               (i) the rights of the Noteholders to receive, from the trust funds described in subsection (b)(i) hereof, payment of the principal of and interest on the Notes Outstanding at maturity of such principal or interest;

               (ii) the obligations of the Issuer with respect to the Notes under Sections 2.5, 2.6, 3.2 and 3.3;

               (iii) the obligations of the Issuer to the Indenture Trustee under Section 6.7; and

               (iv) the rights, powers, trusts and immunities of the Indenture Trustee hereunder and the duties of the Indenture Trustee hereunder.

          (b) The satisfaction, discharge and defeasance of the Notes pursuant to subsection (a) of this Section 4.2 is subject to the satisfaction of all of the following conditions:

               (i) the Issuer or the Insurer has deposited or caused to be deposited irrevocably (except as provided in Section 4.4) with the Indenture Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes, which, through the payment of interest and principal in respect thereof in accordance with their terms will provide, not later than one day prior to the due date of any payment referred to below, money in an amount sufficient, in the opinion of a nationally recognized firm of independent certified public accountants expressed in a written certification thereof delivered to the Indenture Trustee, to pay and discharge the entire indebtedness on the Notes Outstanding, for principal thereof and interest thereon to the date of such deposit (in the case of Notes that have become due and payable) or to the maturity of such principal and interest, as the case may be;

               (ii) such deposit will not result in a breach or violation of, or constitute an event of default under, any Transaction Document or other agreement or instrument to which the Issuer is bound;

               (iii) no Event of Default has occurred and is continuing on the date of such deposit or on the ninety-first (91st) day after such date;

               (iv) the Issuer has delivered to the Depositor, the Indenture Trustee and the Insurer an Opinion of Counsel to the effect that the satisfaction, discharge and defeasance of the Notes pursuant to this
     Section 4.2 will
     not cause any Noteholder to be treated as having sold or exchanged any of its Notes for purposes of Section 1001 of the Code; and

               (v) the Issuer has delivered to the Depositor, the Indenture Trustee and the Insurer an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for in this Indenture relating to the defeasance contemplated by this Section 4.2 have been complied with.

          SECTION 4.3  Application of Trust Money. All monies deposited with the
                       --------------------------
Indenture Trustee pursuant to Section 4.1 shall be held in trust and applied by the Indenture Trustee, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, to the Holders of the Notes for the payment or redemption of which such monies have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest, but such monies need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

          SECTION 4.4  Repayment of Monies Held by Paying Agent. In connection
                       ----------------------------------------
with the satisfaction and discharge of this Indenture with respect to the Notes, all monies then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to Section 3.3, and thereupon such Paying Agent shall be released from all further liability with respect to such monies.

                                   ARTICLE V
                                   REMEDIES

          SECTION 5.1  Events of Default. "Event of Default" means the
                       -----------------   ----------------
occurrence of any one of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

               (i) default in the payment of any interest on any Note when the same becomes due and payable and such default shall continue for a period of five (5) Business Days;

               (ii) default in the payment of any principal due and payable on any Class of Notes;

               (iii) default in the observance or performance of any material covenant or agreement of the Issuer made in this Indenture (other than a covenant or agreement a default in the observance or performance of which is specifically dealt with elsewhere in this Section 5.1), and such default shall continue or not be cured for a period of sixty (60) days after there shall have been given, by registered or certified mail, to the Issuer by the Depositor, the Indenture Trustee or the Insurer or to the Issuer, the Depositor, the Indenture Trustee and the Insurer by the Holders of Notes evidencing not less than 25% of the Note Balance, a written notice specifying such default and requiring it to be remedied and stating that such notice is a notice of Default hereunder;

               (iv) any representation or warranty of the Issuer made in this Indenture or in any certificate delivered pursuant hereto or in connection herewith proving to have been incorrect in any material respect as of the time when the same shall have been made, and the circumstance or condition in respect of which such representation or warranty was incorrect shall not have been eliminated or otherwise cured for a period of thirty (30) days after there shall have been given, by registered or certified mail, to the Issuer by the Depositor, the Indenture Trustee or the Insurer or to the Issuer, the Depositor, the Indenture Trustee and the Insurer by the Holders of Notes evidencing not less than 25% of the Note Balance, a written notice specifying such incorrect representation or warranty and requiring it to be remedied and stating that such notice is a notice of Default hereunder;

               (v) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer or any substantial part of the Trust Estate in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or ordering the winding-up or liquidation of the Issuer's affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days;

               (vi) the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Issuer or for any substantial part of the Trust Estate, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay its debts as such debts become due, or the taking of any action by the Issuer in furtherance of any of the foregoing; or

               (vii)  the submission of a claim under the Policy;

provided, however, that unless an Insurer Default shall have occurred and be
--------  -------
continuing, neither the Depositor, the Indenture Trustee nor the Noteholders may declare an Event of Default. If no Insurer Default shall have occurred and be continuing, an Event of Default shall occur only upon delivery by the Insurer to the Depositor and the Indenture Trustee of notice of the occurrence of such Event of Default.

          The Issuer shall deliver to the Indenture Trustee and the Insurer, within five (5) days after the occurrence of any event that, with notice or the lapse of time or both, would become an Event of Default under clause (iii) or
(iv), written notice of such Default in the form of an Officer's Certificate, the status of such Default and what action the Issuer is taking or proposes to take with respect to such Default.

          SECTION 5.2  Acceleration of Maturity; Rescission and Annulment.
                       --------------------------------------------------

          (a) If an Event of Default shall have occurred and be continuing and no Insurer Default shall have occurred and be continuing, the Insurer shall have the right, but not the obligation, upon prior written notice to each Rating Agency, to declare the Notes to be immediately due and payable by written notice to the Issuer, the Depositor, the Servicer and the Indenture Trustee, and upon any such declaration the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable. The Indenture Trustee shall have no discretion with respect to the acceleration of the Notes under the foregoing circumstances. In the event of any such acceleration of the Notes, the Indenture Trustee shall continue to submit claims under the Policy with respect to the Notes and the Certificates.

          (b) If an Event of Default shall have occurred and be continuing and an Insurer Default shall have occurred and be continuing, the Indenture Trustee or the Holders of Notes evidencing not less than 66 2/3% of the Note Balance may, upon prior written notice to each Rating Agency, declare the Notes to be immediately due and payable by written notice to the Issuer (and to the Indenture Trustee if given by Noteholders) and the Servicer, and upon any such declaration the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

          (c) If the Notes have been declared immediately due and payable following an Event of Default, before a judgment or decree for payment of the amount due has been obtained by the Indenture Trustee as hereinafter provided in this Article V, the Holders of Notes evidencing not less than 66 2/3% of the Note Balance, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration of acceleration and its consequences if:

               (i) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay all principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

               (ii) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

          (d) If an Event of Default shall have occurred and be continuing and no Insurer Default shall have occurred and be continuing, the Insurer may elect to prepay all or any portion of the Note Balance on any Distribution Date by depositing the principal amount to be prepaid, plus accrued but unpaid interest thereon to such Distribution Date, in the Collection Account in immediately available funds no later than 5:00 p.m., New York City time, on the Business Day preceding such Distribution Date;

provided, however, that the Insurer shall fulfill its obligations under the
--------  -------
Policy.

          (e) If an Event of Default shall have occurred and be continuing, no Insurer Default shall have occurred and be continuing and the Note Balance shall have been paid in full, the Insurer may elect to prepay all or any portion of the Certificate Balance on any Distribution Date by depositing the principal amount to be prepaid, plus accrued but unpaid interest thereon to such Distribution Date, in the Collection Account in immediately available funds no later than 5:00 p.m., New York City time, on the Business Day preceding such Distribution Date; provided, however, that the Insurer shall fulfill its
                   --------  -------
obligations under the Policy.

          SECTION 5.3  Collection of Indebtedness and Suits for Enforcement by
                       -------------------------------------------------------
Indenture Trustee.
-----------------

          (a) If (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five (5) Business Days, or (ii) default is made in the payment of the principal of any Note when the same becomes due and payable, the Issuer shall, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Holders of the Notes, the amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal at the applicable Note Interest Rate and, to the extent payment at such rate of interest shall be legally enforceable, upon overdue installments of interest at the applicable Note Interest Rate and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel and other amounts due and owing to the Indenture Trustee pursuant to Section 6.7.

          (b) If the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or any other obligor upon the Notes and collect in the manner provided by law out of the property of the Issuer or such other obligor, wherever situated, the monies adjudged or decreed to be payable.

          (c) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, as more particularly provided in Section 5.4, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders and the Insurer by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

          (d) If there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or if a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or if there shall be pending any other comparable judicial Proceedings relative to the Issuer or any other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.3, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

               (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents and attorneys, and all other amounts due and owing to the Indenture Trustee pursuant to Section 6.7) and of the Noteholders allowed in such Proceedings;

               (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

               (iii) to collect and receive any monies or other property payable or deliverable on any such claims and to pay all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

               (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of the Noteholders to make payments to the Indenture Trustee and, in the event that the Indenture Trustee shall consent to the making of payments directly to the Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents and attorneys, and all other amounts due and owing to the Indenture Trustee pursuant to Section 6.7.

          (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

          (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Holders of the Notes.

          (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

          SECTION 5.4  Remedies.
                       --------

          (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall, at the written direction of the Insurer (if no Insurer Default shall have occurred and be continuing), or at the written direction of the Holders of Notes evidencing not less than 66 2/3% of the Note Balance (if an Insurer Default shall have occurred and be continuing), take one or more of the following actions as so directed (subject to Section 5.5):

               (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer and any other obligor upon the Notes monies adjudged due;

               (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

               (iii) exercise any remedies of a secured party under the Relevant UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Noteholders; and

               (iv) sell the Trust Estate or any portion thereof or rights or interest therein at one or more public or private sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise
--------  -------
liquidate the Trust Estate at the direction of the Insurer following an Event of Default, other than an Event of Default described in Section 5.1(v), (vi) or
(vii), unless the proceeds of such sale or liquidation will be sufficient to pay in full the Note Balance and all accrued but unpaid interest on the outstanding Notes; and, provided further, that the Indenture Trustee may not sell or
            -------- -------
otherwise liquidate the Trust Estate at the direction of the Holders following an Event of Default, other than an Event of Default described in Section 5.1(i) or (ii), unless (A) the Holders of 100% of the Note Balance consent thereto, (B) the proceeds of such sale or liquidation will be sufficient to pay in full the Note Balance and all accrued but unpaid interest on the outstanding Notes and all amounts due to the Insurer under the Insurance Agreement or (C) the Indenture Trustee determines that the Trust Estate will not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared immediately due and payable, and the Indenture Trustee obtains the consent of the Holders of Notes evidencing not less than 66 2/3% of the Note Balance. In determining such sufficiency or insufficiency with respect to clauses (B) and (C) above, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

          (b) If the Indenture Trustee collects any money or property pursuant to this Section 5.4, it shall pay out such money or property in the following order of priority:

               (i) to the Indenture Trustee, all amounts due to the Indenture Trustee as compensation pursuant to Section 6.7;

               (ii) to the Servicer, all amounts due to the Servicer as compensation pursuant to Section 3.8 of the Sale and Servicing Agreement;

               (iii) to the Noteholders, all accrued but unpaid interest on the Notes;

               (iv) to the Noteholders, the outstanding principal balance of the Notes;

               (v) to the Certificateholders, all accrued but unpaid interest on the Certificates;

               (vi) to the Certificateholders, the outstanding principal balance of the Certificates;

               (vii)  to the Insurer, all overdue Insurance Premiums;

               (viii) to the Insurer, the aggregate amount of any unreimbursed payments under the Policy, including any amount deposited by the Insurer pursuant to Section 5.2(d) or (e) of this Indenture, to the extent payable to the Insurer under the Insurance Agreement plus accrued interest on any
                                                  ----
     unreimbursed payments under the Policy, including
     any amount deposited by the Insurer pursuant to Section 5.2(d) or (e) of this Indenture, at the rate provided in the Insurance Agreement plus any
                                                                     ----
     other amounts due the Insurer under the Insurance Agreement plus any
                                                                 ----
     unreimbursed Insurer Defense Costs; and

               (ix) to the Seller, as holder of the Residual Interest, any remaining money or property.

          (c) The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.4. At least five (5) days before such record date, the Indenture Trustee on behalf of the Issuer shall mail to each Noteholder a notice that states the record date, the payment date and the amount to be paid.

          SECTION 5.5  Optional Preservation of the Receivables.  If the Notes
                       ----------------------------------------
have been declared immediately due and payable following an Event of Default, and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate and apply proceeds as if there had been no declaration of acceleration; provided, however, that the Available Funds shall be applied in
              --------  -------
accordance with such declaration of acceleration in the manner specified in
Section 4.6(d) of the Sale and Servicing Agreement. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

          SECTION 5.6  Limitation of Suits.  No Holder of any Note shall have
                       -------------------
any right to institute any Proceeding with respect to this Indenture or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

               (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

               (ii) the Holders of Notes evidencing not less than 25% of the Note Balance have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

          (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

          (iv) the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings;

          (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of Notes evidencing not less than 51% of the Note Balance; and

          (vi)   an Insurer Default has occurred and is continuing.

          It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders of Notes or to enforce any right under this Indenture, except in the manner herein provided.

          In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each evidencing less than 51% of the Note Balance, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

          SECTION 5.7  Unconditional Rights of Noteholders To Receive Principal
                       --------------------------------------------------------
and Interest. Notwithstanding any other provisions of this Indenture, the Holder
------------
of any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on the respective due dates thereof expressed in such Note or in this Indenture (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

          SECTION 5.8   Restoration of Rights and Remedies. If the Indenture
                        ----------------------------------
Trustee, the Insurer or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee, the Insurer or such Noteholder, then and in every such case the Issuer, the Indenture Trustee, the Insurer and the Noteholders shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

          SECTION 5.9   Rights and Remedies Cumulative.  No right or remedy
                        ------------------------------
herein conferred upon or reserved to the Indenture Trustee, the Insurer or the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 5.10  Delay or Omission Not a Waiver.  No delay or omission of
                        ------------------------------
the Indenture Trustee, the Insurer or any Holder of any Note to exercise any right or remedy accruing upon any Default or Event of Default shall impair any such right or remedy or constitute a waiver of any such Default or Event of Default or any acquiescence therein. Every right and remedy given by this
Article V or by law to the Indenture Trustee, the Insurer or the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Insurer or the Noteholders, as the case may be.

          SECTION 5.11  Control by Noteholders.  The Holders of Notes evidencing
                        ----------------------
not less than 51% of the Note Balance shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided, however, that:
                                    --------  -------

               (i) such direction shall not be in conflict with any rule of law or with this Indenture;

               (ii) subject to the express terms of Section 5.4, any written direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by the Holders of Notes evidencing not less than 100% of the Note Balance;

               (iii) if the conditions set forth in Section 5.5 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such section, then any written direction to the Indenture Trustee by the Holders of Notes evidencing less than 100% of the Note Balance to sell or liquidate the Trust Estate shall be of no force and effect; and

               (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

          Notwithstanding the rights of Noteholders set forth in this Section 5.11, subject to Section 6.1, the Indenture Trustee need not take any action that it reasonably believes might involve it in costs, expenses and liabilities for which it will not be adequately indemnified or might materially adversely affect the rights of any Noteholders not consenting to such action.

          SECTION 5.12  Waiver of Past Defaults.  Prior to the declaration of
                        -----------------------
the acceleration of the maturity of the Notes as provided in Section 5.2, the Insurer (if no Insurer Default shall have occurred and be continuing) or the Holders of Notes evidencing not less than 51% of the Note Balance, with the consent of the Insurer (if no Insurer Default shall have occurred and be continuing), may, on behalf of all Noteholders, waive any past Default or Event of Default and its consequences except a Default or Event of Default (i) in the payment of principal of or interest on any of the Notes or (ii) in respect of a covenant or provision hereof that cannot be amended, supplemented or modified without the consent of all the Holders. Upon any such waiver, the Issuer, the Indenture Trustee, the Insurer and the Holders shall be restored to their former positions and rights hereunder, respectively, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto. Upon any such waiver, such Default or Event of Default shall cease to exist and be deemed to have been cured and not to have occurred, and any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture, but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent thereto.

          SECTION 5.13  Undertaking for Costs. All parties to this Indenture
                        ---------------------
agree, and each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorney's fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided,
                                                                  --------
however, that the provisions of this Section 5.13 shall not apply to (i) any
-------
suit instituted by the Indenture Trustee, (ii) any suit instituted by any Noteholder or group of Noteholders, in each case holding Notes evidencing in the aggregate more than 10% of the Note Balance or (iii) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture (or, in the case of redemption, on or after the Redemption Date).

          SECTION 5.14  Waiver of Stay or Extension Laws.  The Issuer covenants
                        --------------------------------
(to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture, and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

          SECTION 5.15  Action on Notes.  The Indenture Trustee's right to seek
                        ---------------
and recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with
Section 5.4(b).

          SECTION 5.16  Performance and Enforcement of Certain Obligations.
                        --------------------------------------------------

          (a) Promptly following a request from the Indenture Trustee to do so, and at the Administrator's expense, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Depositor, the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Sale and Servicing Agreement or by the Seller of each of its obligations under or in connection with the Receivables Purchase Agreement, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Sale and Servicing Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor, the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Depositor, the Seller or the Servicer of each of their obligations under the Sale and Servicing Agreement.

          (b) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of Notes evidencing not less than 66 2/3% of the Note Balance shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Depositor, the Seller or the Servicer under or in connection with the Sale and Servicing Agreement or against the Seller under or in connection with the Receivables Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by the Depositor, the Seller or the Servicer, as the case may be, of each of their obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement or the Receivables Purchase Agreement, as the case may be, and any right of the Issuer to take such action shall be suspended.

          (c) Promptly following a request from the Indenture Trustee to do so and at the Administrator's expense, the Issuer agrees to take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Seller of each of its obligations to the Depositor under or in connection with the Receivables Purchase Agreement in accordance with the terms thereof, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Receivables Purchase Agreement to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Seller of each of its obligations under the Receivables Purchase Agreement.

          (d) If an Event of Default shall have occurred and be continuing, the Indenture Trustee may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of Notes evidencing not less than 66 2/3% of the Note Balance shall, exercise all rights, remedies, powers, privileges and claims of the Depositor against the Seller under or in connection with the Receivables Purchase Agreement, including the right or power to take any action to compel or secure performance or observance by the Seller of each of its obligations to the Depositor thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Receivables Purchase Agreement, and any right of the Depositor to take such action shall be suspended.

                                  ARTICLE VI
                             THE INDENTURE TRUSTEE

          SECTION 6.1   Duties of Indenture Trustee.
                        ---------------------------

          (a) If an Event of Default shall have occurred and be continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such Person's own affairs.

          (b)  Except during the continuance of an Event of Default:

               (i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

               (ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and, if required by the terms of this Indenture, conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the
     --------  -------
     certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

          (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (i) this paragraph does not limit the effect of paragraph (b) of this Section 6.1;

               (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

               (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.11.

          (d) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer.

          (e) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

          (f) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers hereunder if the Indenture Trustee shall have reasonable grounds to believe that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured or provided to it.

          (g) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section 6.1 and to the provisions of the TIA.

          (h) The Indenture Trustee shall not be charged with knowledge of any Event of Default unless either (1) a Responsible Officer shall have actual knowledge of such Event of Default or (2) written notice of such Event of Default shall have been given to the Indenture Trustee in accordance with the provisions of this Indenture.

          SECTION 6.2  Rights of Indenture Trustee.
                       ---------------------------

          (a) The Indenture Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper Person.

          (b) Before the Indenture Trustee acts or refrains from acting, it may request and shall be entitled to receive an Officer's Certificate or an Opinion of Counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or Opinion of Counsel unless it is proved that the Indenture Trustee was negligent in such reliance.

          (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

          (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that such action or omission by the
                  --------  -------
Indenture Trustee does not constitute willful misconduct, negligence or bad faith.

          (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

          (f) The Indenture Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of the Insurer or any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.

          (g) The Indenture Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Indenture Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Indenture Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney.

          SECTION 6.3  Individual Rights of Indenture Trustee.  The Indenture
                       --------------------------------------
Trustee, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent hereunder may do the same with like rights.

          SECTION 6.4  Indenture Trustee's Disclaimer.  The Indenture Trustee
                       ------------------------------
(i) shall not be responsible for, and makes no representation as to, the validity or adequacy of this Indenture or the Notes and (ii) shall not be accountable for the Issuer's use of the proceeds from the Notes or responsible for any statement of the Issuer in this Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

          SECTION 6.5  Notice of Defaults.  If a Default occurs and is
                       ------------------
continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall mail to each Noteholder notice of such Default within ninety (90) days after it occurs. Except in the case of a Default in payment of principal of or interest on any Note (including payments pursuant to the mandatory redemption provisions of such Note), the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith

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

determines that withholding the notice is in the interests of Noteholders.

          SECTION 6.6  Reports by Indenture Trustee to Holders. The Indenture
                       ---------------------------------------
Trustee shall deliver, within a reasonable period of time after the end of each calendar year, to each Person who at any time during such calendar year was a Noteholder, such information furnished to the Indenture Trustee as may be required to enable such Person to prepare its federal and state income tax returns.

          SECTION 6.7  Compensation and Indemnity.
                       --------------------------

          (a) The Administrator, on behalf of the Issuer, shall pay to the Indenture Trustee from time to time reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Administrator, on behalf of the Issuer, shall reimburse the Indenture Trustee for all expenses, advances and disbursements reasonably incurred or made by it, including costs of collection, in addition to the compensation for its services; provided, however, that the
                                                  --------  -------
Administrator need not reimburse the Indenture Trustee for any expense incurred through the Indenture Trustee's willful misconduct, negligence, or bad faith. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Administrator, on behalf of the Issuer, shall indemnify the Indenture Trustee for, and hold it and its officers, directors, employees, representatives and agents, harmless against, any and all loss, liability or expense (including reasonable attorneys' fees and expenses) incurred by it in connection with the administration of this trust and the performance of its duties hereunder; provided, however, that the Administrator
                                     --------  -------
need not indemnify the Indenture Trustee for, or hold it harmless against, any such loss, liability or expense incurred through the Indenture Trustee's willful misconduct, negligence, or bad faith. The Indenture Trustee shall notify the Issuer and the Administrator promptly of any claim for which it may seek indemnity. Any failure by the Indenture Trustee to so notify the Issuer and the Administrator shall not, however, relieve the Administrator of its obligations hereunder. The Administrator, on behalf of the Issuer, shall defend any such claim. The Indenture Trustee may have separate counsel in connection with the defense of any such claim, and the Administrator, on behalf of the Issuer, shall pay the fees and expenses of such counsel.

          (b)  The payment obligations to the Indenture Trustee pursuant to this
Section 6.7 shall survive the resignation or removal of the Indenture Trustee and the discharge of this Indenture. When the Indenture Trustee incurs fees or expenses after the occurrence of a Default specified in Section 5.1(v) or (vi) with respect to the Issuer, such fees and expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

          SECTION 6.8  Replacement of Indenture Trustee.
                       --------------------------------

          (a) No resignation or removal of the Indenture Trustee, and no appointment of a successor Indenture Trustee, shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this
Section 6.8. The Indenture Trustee may resign at any time by so notifying the Issuer, the Depositor, the Noteholders and the Insurer. The Insurer (if no Insurer Default shall have occurred and be continuing) or the Holders of Notes evidencing not less than 51% of the Note Balance, with the consent of the Insurer (if no Insurer Default shall have occurred and be continuing), may remove the Indenture Trustee without cause by notifying the Indenture Trustee (with a copy to the Issuer, the Depositor, the Insurer and the Rating Agencies) of such removal and, following such removal, may appoint a successor Indenture Trustee. The Issuer shall remove the Indenture Trustee if:

               (i)   the Indenture Trustee fails to comply with Section 6.11;

               (ii) the Indenture Trustee is adjudged to be bankrupt or insolvent;

               (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

               (iv) the Indenture Trustee otherwise becomes incapable of acting.

          If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Administrator, with the consent of the Insurer (if no Insurer Default shall have occurred and be continuing), shall promptly appoint a successor Indenture Trustee.

          (b) Any successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee, the Issuer, the Depositor and the Insurer. Upon delivery of such written acceptance, the resignation or removal of the retiring Indenture Trustee shall become effective and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to the Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

          (c) If a successor Indenture Trustee does not take office within sixty (60) days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of Notes evidencing not less than 51% of the Note Balance may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee. If the Indenture Trustee fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

          (d) Notwithstanding the replacement of the Indenture Trustee pursuant to this Section 6.8, the Administrator's obligations under Section 6.7 shall continue for the benefit of the retiring Indenture Trustee.

          SECTION 6.9  Successor Indenture Trustee by Merger.
                       -------------------------------------

          (a) If the Indenture Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Indenture Trustee; provided, however, that such corporation or
                                    --------  -------
banking association must be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Rating Agencies with prior written notice of any such transaction.

          (b) If at the time such successor or successors by consolidation, merger or conversion to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Notes so authenticated, and in case at that time any of the Notes shall not have been authenticated, any such successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor trustee or in the name of the successor to the Indenture Trustee. In all such cases such certificates shall have the full force which the Notes or this Indenture provide that the certificate of the Indenture Trustee shall have.

          SECTION 6.10  Appointment of Co-Indenture Trustee or Separate
                        -----------------------------------------------
Indenture Trustee.
-----------------

          (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver an instrument to appoint one or more Persons to act as a co-trustee or co-trustees, jointly with the Indenture Trustee, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee under this Indenture shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice of the appointment of any co-trustee or separate trustee shall be required under Section 6.8.

          (b) Each separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee shall not be authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

               (ii) no trustee under this Indenture shall be personally liable by reason of any act or omission of any other trustee under this Indenture; and

               (iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co- trustee.

          (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Each such instrument shall be filed with the Indenture Trustee.

          (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee its agent or attorney-in-fact with full power and authority, to the extent permitted by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 6.11  Eligibility; Disqualification.  The Indenture Trustee
                        -----------------------------
shall at all times satisfy the requirements of TIA Section 310(a). The Indenture Trustee or its parent shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and shall have a long-term debt rating of investment grade by each of the Rating Agencies or shall otherwise be acceptable to each of the Rating Agencies. The Indenture Trustee shall comply with TIA Section 310(b).

          SECTION 6.12  Preferential Collection of Claims Against Issuer.  The
                        ------------------------------------------------
Indenture Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). An Indenture Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

                                  ARTICLE VII
                        NOTEHOLDERS' LISTS AND REPORTS

          SECTION 7.1  Issuer To Furnish Indenture Trustee Names and Addresses
                       -------------------------------------------------------
of Noteholders.  The Issuer shall furnish or cause to be furnished to the
--------------
Indenture Trustee (i) not more than five (5) days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date and (ii) at such other times as the Indenture Trustee may request in writing, within thirty (30) days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note
           --------  -------
Registrar or the Notes are issued as Book-Entry Notes, no such list shall be required to be furnished.

          SECTION 7.2  Preservation of Information; Communications to
                       ----------------------------------------------
Noteholders.
------------

          (a) The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.1 and the names and addresses of the Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

          (b) Noteholders may communicate pursuant to TIA Section 312(b) with other Noteholders with respect to their rights under this Indenture or under the Notes.

          (c) The Issuer, the Indenture Trustee and the Note Registrar shall have the protection of TIA Section 312(c).

          SECTION 7.3  Reports by Issuer.
                       -----------------

(a)  The Issuer shall:

               (i) file with the Indenture Trustee, within fifteen (15) days after the Issuer is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) that the Issuer may be required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act;

               (ii) file with the Indenture Trustee and the Commission in accordance with the rules and regulations prescribed from time to time by the Commission such additional information, documents and reports with respect to compliance by the Issuer with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

               (iii) supply to the Indenture Trustee (and the Indenture Trustee shall transmit by mail to all Noteholders described in TIA Section 313(c)) such summaries of any information, documents and reports required to be filed by the Issuer pursuant to clauses (i) and (ii) of this Section 7.3(a) and by the rules and regulations prescribed from time to time by the Commission.

          (b) Unless the Issuer otherwise determines, the fiscal year of the Issuer shall correspond to the calendar year.

          SECTION 7.4  Reports by Indenture Trustee.
                       ----------------------------

          (a) If required by TIA Section 313(a), within sixty (60) days after each March 31, beginning with March 31, 2001, the Indenture Trustee shall mail to each Noteholder as required by TIA Section 313(c) a brief report dated as of such date that complies with TIA Section 313(a). The Indenture Trustee shall also comply with TIA Section 313(b).

          (b) The Indenture Trustee shall file with the Commission and each stock exchange, if any, on which the Notes are listed a copy of each report mailed to Noteholders pursuant to this Indenture. The Issuer shall notify the Indenture Trustee if and when the Notes are listed on any stock exchange.

                                 ARTICLE VIII
                     ACCOUNTS, DISBURSEMENTS AND RELEASES

          SECTION 8.1  Collection of Money.  Except as otherwise expressly
                       -------------------
provided herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture and the Sale and Servicing Agreement. The Indenture Trustee shall apply all such money received by it as provided in this Indenture and the Sale and Servicing Agreement. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

          SECTION 8.2  Trust Accounts.
                       --------------

          (a) On or before the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Insurer, the Noteholders and the Certificateholders, the Collection Account as provided in Section 4.1 of the Sale and Servicing Agreement. On or before each Distribution Date, the Servicer shall deposit in the Collection Account all amounts required to be deposited therein with respect to the preceding Collection Period as provided in Section 4.2 of the Sale and Servicing Agreement.

          (b) On or before the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Insurer, the Noteholders and the Certificateholders, the Reserve Account as provided in Section 4.7 of the Sale and Servicing Agreement. On each Distribution Date, upon receipt of instructions from the Servicer pursuant to Section 4.6(b) of the Sale and Servicing Agreement, the Indenture Trustee shall withdraw from the Reserve Account (up to the amount on deposit in the Reserve Account) and deposit in the Collection Account the amount, if any, by which the Required Payment Amount for such Distribution Date exceeds the Available Collections for such Distribution Date.

          (c)  [RESERVED]

          (d) On each Distribution Date, the Indenture Trustee shall apply or cause to be applied the amount on deposit in the Collection Account on such Distribution Date in accordance with Section 2.8(a).

          (e) On or before the Closing Date, the Issuer shall cause the Servicer to establish and maintain, in the name of the Indenture Trustee, for the exclusive benefit of the Noteholders, the Note Payment Account as provided in Section 4.1 of the Sale and Servicing Agreement. On each Distribution Date, the Indenture Trustee shall apply or cause to be applied the amount on deposit in the Note Payment Account on such Distribution Date in accordance with Section 2.8(b) or (f), as applicable.

          SECTION 8.3  General Provisions Regarding Accounts.
                       -------------------------------------

(a) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the funds in the Trust Accounts shall be invested by the Indenture Trustee at the written direction of the Servicer in Permitted Investments as provided in Sections 4.1 and 4.7 of the Sale and Servicing Agreement. All income or other gain (net of losses and investment expenses) from investments of monies deposited in the Trust Accounts shall be withdrawn by the Indenture Trustee from such accounts and distributed (but only under the circumstances set forth in the Sale and Servicing Agreement) as provided in Sections 4.1 and 4.7 of the Sale and Servicing Agreement. The Servicer shall not direct the Indenture Trustee to make any investment of any funds or to sell any investment held in any of the Trust Accounts unless the security interest granted and perfected in such account will continue to be perfected in such investment or the proceeds of such sale, in either case without any further action by any Person, and, in connection with any direction to the Indenture Trustee to make any such investment or sale, if requested by the Indenture Trustee, the Issuer shall deliver to the Indenture Trustee an Opinion of Counsel, acceptable to the Indenture Trustee, to such effect.

          (b) Subject to Section 6.1(c), the Indenture Trustee shall not in any way be held liable by reason of any insufficiency in any of the Trust Accounts resulting from any loss on any Permitted Investment included therein, except for losses attributable to the Indenture Trustee's failure to make payments on such Permitted Investments issued by the Indenture Trustee, in its commercial capacity as principal obligor and not as trustee, in accordance with their terms.

          (c) If (i) the Servicer shall have failed to give written investment directions for any funds on deposit in the Trust Accounts to the Indenture Trustee by 11:00 A.M. (New York City time) (or such other time as may be agreed upon by the Issuer and Indenture Trustee), on the Business Day preceding each Distribution Date, (ii) a Default or Event of Default shall have occurred and be continuing with respect to the Notes but the Notes shall not have been declared immediately due and payable pursuant to Section 5.2 or (iii) the Notes shall have been declared immediately due and payable following an Event of Default, amounts collected or receivable from the Trust Estate are being applied in accordance with Section 5.4 as if there had not been such a declaration, then the Indenture Trustee shall, to the fullest extent practicable, invest and reinvest funds in the Trust Accounts in one or more Permitted Investments.

          SECTION 8.4  Release of Trust Estate.
                       -----------------------

          (a)  Subject to the payment of its fees and expenses pursuant to
Section 6.7, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

          (b) The Indenture Trustee shall, at such time as there are no Notes Outstanding, the Policy has been terminated in accordance with its terms and has been returned to the Insurer for cancellation and all sums due the Indenture Trustee and the Insurer pursuant to Section 6.7 have been paid in full, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture and release to the Issuer or any other Person entitled thereto any funds then on deposit in the Trust Accounts. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.4(b) only upon receipt of an Issuer Request accompanied by an Officer's Certificate, an Opinion of Counsel and (if required by the TIA) Independent Certificates in accordance with TIA Sections 314(c) and 314(d)(1) meeting the applicable requirements of Section 11.1.

          SECTION 8.5  Opinion of Counsel.  The Indenture Trustee shall receive
                       ------------------
at least seven (7) days notice when requested by the Issuer to take any action pursuant to Section 8.4(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, except in connection with any action contemplated by Section 8.4(b), as a condition to such action, an Opinion of Counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete such action, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be
                --------  -------
required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

                                  ARTICLE IX
                            SUPPLEMENTAL INDENTURES

          SECTION 9.1  Supplemental Indentures Without Consent of Noteholders.
                       ------------------------------------------------------
The Issuer and the Indenture Trustee, when authorized by an Issuer Order, may, without the consent of the Holders of any Notes but with the consent of the Insurer (if no Insurer Default shall have occurred and be continuing), with prior written notice to the Insurer and the Rating Agencies, at any time and from time to time, enter into one or more indentures supplemental hereto, in form satisfactory to the Indenture Trustee, for any of the following purposes:

               (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

              (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

             (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

              (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

               (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or in any offering document used in connection with the initial offer and sale of the Notes or the Certificates or to add any provisions to or change in any manner or eliminate any of the provisions of this Indenture which will not be inconsistent with other provisions of this Indenture;

              (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI; or

             (vii) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted and to add to this Indenture such other provisions as may be expressly required by the TIA;

provided, however, that (i) no such supplemental indenture may materially
--------  -------
adversely affect the interests of any Noteholder or Certificateholder, (ii) no such supplemental indenture will be permitted unless an Opinion of Counsel is delivered to the Indenture Trustee to the effect that such supplemental indenture will not cause the Issuer to be characterized for federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the federal income taxation of any Notes Outstanding or outstanding Certificates or any Noteholder or Certificateholder and (iii) no such supplemental indenture will be permitted without the consent of the Insurer if such supplemental indenture would reasonably be expected to materially adversely affect the interests of the Insurer. A supplemental indenture shall be deemed not to materially adversely affect the interests of any Noteholder or Certificateholder if (i) the Person requesting such supplemental indenture obtains and delivers to the Indenture Trustee an Opinion of Counsel to that effect or (ii) the Rating Agency Condition is satisfied. The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

          SECTION 9.2  Supplemental Indentures with Consent of Noteholders.  The
                       ---------------------------------------------------
Issuer and the Indenture Trustee, when
authorized by an Issuer Order, may, with the consent of the Holders of Notes evidencing not less than 51% of the Note Balance and with the consent of the Insurer (if no Insurer Default shall have occurred and be continuing), with prior notice to the Insurer and the Rating Agencies, by Act of such Holders delivered to the Issuer and the Indenture Trustee, at any time and from time to time, enter into one or more indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that (i) no such
                                           --------  -------
supplemental indenture consented to by the Insurer on behalf of the Noteholders pursuant to Section 11.19 may materially adversely affect the interests of any Noteholder or Certificateholder, (ii) no such supplemental indenture will be permitted unless an Opinion of Counsel is delivered to the Indenture Trustee to the effect that such supplemental indenture will not cause the Issuer to be characterized for federal income tax purposes as an association taxable as a corporation or otherwise have any material adverse impact on the federal income taxation of any Notes Outstanding or outstanding Certificates or any Noteholder or Certificateholder and (iii) no such supplemental indenture will be permitted without the consent of the Insurer if such supplemental indenture would reasonably be expected to materially adversely affect the interests of the Insurer; and, provided further, that no such supplemental indenture may, without
              -------- -------
the consent of the Holder of each Outstanding Note affected by such supplemental indenture:

               (i) change any Class Final Distribution Date or the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the Note Interest Rate applicable thereto or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of, the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable;

              (ii) impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of available funds, as provided in Article V, to the payment of any amount due on the Notes on or

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

     after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

             (iii) reduce the percentage of the Note Balance the consent of the Holders of which is required for any such supplemental indenture or for any waiver of compliance with the provisions of this Indenture or of defaults hereunder and their consequences as provided in this Indenture;

              (iv) modify or alter the provisions of the second proviso to the definition of the term "Outstanding";

               (v) reduce the percentage of the Note Balance the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Trust Estate pursuant to Section 5.4 if the proceeds of such sale would be insufficient to pay in full the principal amount of and accrued but unpaid interest on the Notes;

              (vi) modify any of the provisions of this Indenture in such a manner as to affect the rights of the Holders of the Notes to the benefit of any provisions for the mandatory redemption of the Notes; or

             (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any such collateral at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture.

          It shall not be necessary for any Act of Noteholders under this
Section 9.2 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof. Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.2, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

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

          SECTION 9.3  Execution of Supplemental Indentures.  In executing, or
                       ------------------------------------
permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive and, subject to Sections 6.1 and 6.2, shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and that all conditions precedent in this Indenture to the execution and delivery of such supplemental indenture have been satisfied. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

          SECTION 9.4  Effect of Supplemental Indenture.  Upon the execution of
                       --------------------------------
any supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

          SECTION 9.5  Conformity with Trust Indenture Act.  Every amendment of
                       -----------------------------------
this Indenture and every supplemental indenture executed pursuant to this
Article IX shall conform to the requirements of the Trust Indenture Act as then in effect so long as this Indenture shall then be qualified under the Trust Indenture Act.

          SECTION 9.6  Reference in Notes to Supplemental Indentures.  Any Notes
                       ---------------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

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

                                   ARTICLE X
                              REDEMPTION OF NOTES

          SECTION 10.1  Redemption.
                        ----------
          (a) The Notes are subject to redemption in whole, but not in part, at the direction of the Servicer, pursuant to Section 9.1(a) of the Sale and Servicing Agreement, on any Distribution Date on which the Servicer exercises its option to purchase the assets of the Issuer pursuant to such Section 9.1(a), and the amount paid by the Servicer shall be treated as collections in respect of the Receivables and applied to pay the unpaid principal amount of the Notes plus accrued and unpaid interest thereon, the Certificate Balance plus accrued and unpaid interest thereon and all amounts due the Insurer under the Insurance Agreement. If the Notes are to be redeemed pursuant to this Section 10.1(a), the Issuer shall furnish or cause the Servicer to furnish notice of such redemption to the Depositor, the Indenture Trustee, the Insurer and the Rating Agencies not later than twenty (20) days prior to the Redemption Date and the Issuer shall deposit the Redemption Price of the Notes to be redeemed in the Note Payment Account by 10:00 A.M. (New York City time) on the Redemption Date, whereupon all such Notes shall be due and payable on the Redemption Date.

          (b) In the event that the assets of the Issuer are purchased by the Servicer pursuant to Section 9.1(a) of the Sale and Servicing Agreement, all amounts on deposit in the Note Payment Account shall be paid to the Noteholders up to the unpaid principal amount of the Notes and all accrued and unpaid interest thereon. If such amounts are to be paid to Noteholders pursuant to this
Section 10.1(b), the Issuer shall, to the extent practicable, furnish or cause the Servicer to furnish notice of such event to the Depositor, the Indenture Trustee, the Insurer and the Rating Agencies not later than twenty (20) days prior to the Redemption Date, whereupon all such amounts shall be payable on the Redemption Date.

          SECTION 10.2  Form of Redemption Notice.  Notice of redemption of the
                        -------------------------
Notes under Section 10.1(a) shall be given by the Indenture Trustee by first-class mail, postage prepaid, or by facsimile mailed or transmitted promptly following receipt of notice from the Issuer or the Servicer pursuant to Section 10.1(a), but not later than ten (10) days prior to the applicable Redemption Date, to each Holder of the Notes as of the close of business on the second Record Date preceding the applicable Redemption Date, at such Holder's address or facsimile number appearing in the Note Register.

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

          All notices of redemption shall state:

               (i)  the Redemption Date;

              (ii)  the Redemption Price; and

             (iii) the place where the Notes are to be surrendered for payment of the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.2).

          Notice of redemption of the Notes shall be given by the Indenture Trustee in the name and at the expense of the Issuer. Any failure to give notice of redemption, or any defect therein, to any Holder of any Note shall not, however, impair or affect the validity of the redemption of any other Note.

          SECTION 10.3  Notes Payable on Redemption Date.  The Notes to be
                        --------------------------------
redeemed shall, following notice of redemption as required by Section 10.2 (in the case of redemption pursuant to Section 10.1(a)), become due and payable on the Redemption Date at the Redemption Price and (unless the Issuer shall default in the payment of the Redemption Price) no interest shall accrue on the Redemption Price for any period after the date to which accrued interest is calculated for purposes of calculating the Redemption Price.

                                  ARTICLE XI
                                 MISCELLANEOUS

          SECTION 11.1  Compliance Certificates and Opinions, etc.
                        -----------------------------------------

          (a) Upon any application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, (ii) an Opinion of Counsel stating that, in the opinion of such counsel, all such conditions precedent, if any, have been complied with and (iii) (if required by the TIA) an Independent Certificate from a firm of certified public accountants meeting the applicable requirements of this Section 11.1, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

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

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

               (i) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

              (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

             (iii) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (iv) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

          (b) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.1(a) or elsewhere in this Indenture, deliver to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

          (c) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in Section 11.1(b), the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value to the Issuer of the property or securities to be so deposited and of all other such property or securities made the basis of any such withdrawal or release since the commencement of the then-current fiscal year of the Issuer, as set forth in the certificates furnished pursuant to
Section 11.1(b) and this Section 11.1(c), is ten percent (10%) or more of the Note Balance, but such a certificate need not be furnished with respect to any property or securities so deposited if the fair

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

value thereof to the Issuer as set forth in the related Officer's Certificate is less than $25,000 or less than one percent (1%) of the Note Balance.

          (d) Whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

          (e) Whenever the Issuer is required to furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of any signer thereof as to the matters described in Section 11.1(d), the Issuer shall also furnish to the Indenture Trustee an Independent Certificate as to the same matters if the fair value of the property or securities and of all other property, other than property as contemplated by Section 11.1(f) or securities released from the lien of this Indenture since the commencement of the then-current calendar year, as set forth in the certificates required by Section 11.1(d) and this Section 11.1(e), is ten percent (10%) or more of the Note Balance, but such a certificate need not be furnished in the case of any release of property or securities if the fair value thereof as set forth in the related Officer's Certificate is less than $25,000 or less than one percent (1%) of the Note Balance.

          (f)  Notwithstanding Section 2.10 or any other provisions of this
Section 11.1, the Issuer may, without compliance with the requirements of the other provisions of this Section 11.1, (i) collect, liquidate, sell or otherwise dispose of Receivables and Financed Vehicles as and to the extent permitted or required by the Transaction Documents and (ii) make cash payments out of the Trust Accounts as and to the extent permitted or required by the Transaction Documents.

          SECTION 11.2  Form of Documents Delivered to Indenture Trustee.
                        ------------------------------------------------
          (a) In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some

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

matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          (b) Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer's certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, one or more officers of the Depositor, the Seller, the Servicer, the Administrator or the Issuer, stating that the information with respect to such factual matters is in the possession of the Depositor, the Seller, the Servicer, the Administrator or the Issuer, unless such Authorized Officer or counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

          (c) Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          (d) Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

          SECTION 11.3  Acts of Noteholders.
                        -------------------

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

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by the Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by the Noteholders in person or by agents duly appointed in writing, and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the
                                                                ---
Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.3.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

     (c)  The ownership of Notes shall be proved by the Note Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

     SECTION 11.4  Notices, etc., to Indenture Trustee, Issuer and Rating
                   ------------------------------------------------------
Agencies. Any request, demand, authorization, direction, notice, instruction,
--------
consent, waiver, Act of Noteholders or other document provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, instruction, consent, waiver, Act of Noteholders or other document is to be made upon, given or furnished to or filed with:

          (i) the Indenture Trustee by any Noteholder or by the Issuer, shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at its Corporate Trust Office;

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

               (ii) the Issuer by the Indenture Trustee or by any Noteholder, shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: CarMax Auto Owner Trust 2001-1, in care of Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:
     Corporate Trust Administration, with a copy to the Administrator at 4900 Cox Road, Glen Allen, Virginia 23060, Attention: Treasury Department, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Administrator. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee;

               (iii) the Depositor by the Indenture Trustee, the Servicer or any Noteholder, shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Depositor addressed to Pooled Auto Securities Shelf LLC, One First Union Center, TW-9, Charlotte, North Carolina 28288, Attention: General Counsel; or

               (iv) the Insurer by the Indenture Trustee, the Servicer or any Noteholder, shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Insurer addressed to MBIA Insurance Corporation, 113 King Street, Armonk, New York 10504, Attention:
     Insured Portfolio Management, Structured Finance.

          Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered, telecopied or mailed by certified mail, return receipt requested, to
(i) in the case of Moody's, at the following address: Moody's Investors Service, Inc., ABS Monitoring Department, 99 Church Street, New York, New York 10007 and
(ii) in case of Standard & Poor's, at the following address: Standard & Poor's, a division of The McGraw-Hill Companies, 55 Water Street (43rd Floor), New York, New York 10041, Attention: Asset Backed Surveillance Department.

          SECTION 11.5  Notices to Noteholders; Waiver.
                        ------------------------------
          (a) Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at its address as it appears on the Note

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

Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

          (b) Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

          (c) If, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

          (d) Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute a Default or Event of Default.

          SECTION 11.6  Alternate Payment and Notice Provisions.
                        ---------------------------------------
Notwithstanding any other provisions of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer shall furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee shall cause payments to be made and notices to be given in accordance with such agreements.

          SECTION 11.7  Conflict with Trust Indenture Act.  If any provision
                        ---------------------------------
hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required provision shall control. The provisions of TIA

Sections 310 through 317 that impose duties on any Person (including the provisions automatically deemed included herein unless expressly excluded by this Indenture) are a part of and govern this Indenture, whether or not physically contained herein.

     SECTION 11.8  Effect of Headings and Table of Contents.  The Article and
                   ----------------------------------------
Section headings herein and the Table of Contents are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.

     SECTION 11.9  Successors and Assigns.  All covenants and agreements in this
                   ----------------------
Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

     SECTION 11.10  Severability. If any provision of this Indenture or the
                    ------------
Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions of this Indenture and the Notes shall not in any way be affected or impaired thereby.

     SECTION 11.11  Benefits of Indenture.  Nothing in this Indenture or in the
                    ---------------------
Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Insurer, the Noteholders, any other party secured hereunder and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

     SECTION 11.12  Legal Holiday.  If the date on which any payment is due
                    -------------
shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

     SECTION 11.13  GOVERNING LAW.  THIS INDENTURE SHALL BE CONSTRUED IN
                    -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES UNDER THIS INDENTURE SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

     SECTION 11.14  Counterparts.  This Indenture may be executed in any number
                    ------------
of counterparts, each of which counterparts when so executed shall be deemed to be an original,

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

and all of which counterparts shall together constitute but one and the same instrument.

     SECTION 11.15  Recording of Indenture.  If this Indenture is subject to
                    ----------------------
recording in any appropriate public recording office, such recording shall be effected by the Issuer at its expense and shall be accompanied by an Opinion of Counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

     SECTION 11.16  Trust Obligation.  No recourse may be taken, directly or
                    ----------------
indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any holder of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, of any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacities), and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Article VI, VII and VIII of the Trust Agreement.

     SECTION 11.17  No Petition.  The Indenture Trustee, by entering into this
                    -----------
Indenture, and each Noteholder or Note Owner, by accepting a Note or beneficial interest in a Note, as the case may be, hereby covenant and agree that they will not at any time institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Transaction Documents.

     SECTION 11.18  Inspection.  The Issuer shall, with reasonable prior notice,
                    ----------
permit any representative of the Indenture Trustee or the Insurer, during the Issuer's normal business hours, to examine the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     SECTION 11.19  Certain Matters Regarding the Insurer.  If no Insurer
                    -------------------------------------
Default shall have occurred and be continuing, the Insurer shall have the right to exercise all rights, including voting rights, which the Noteholders or the Certificateholders are entitled to exercise pursuant to this Indenture, without any consent of such Noteholders or Certificateholders, and the Noteholders and the Certificateholders may only exercise such voting rights with the prior written consent of the Insurer; provided, however, that, without the consent of
                                --------  -------
each Noteholder and Certificateholder affected thereby, the Insurer shall not exercise such rights to amend this Indenture in any manner that requires the consent of the Holder of each Outstanding Note adversely affected by such amendment.

     Notwithstanding any other provisions of this Indenture to the contrary, if an Insurer Default shall have occurred and be continuing, the Insurer shall not have the right to take any action under this Indenture or to control or direct the actions of the Issuer, the Depositor, the Indenture Trustee or the Owner Trustee pursuant to the terms of this Indenture, nor shall the consent of the Insurer be required with respect to any action (or waiver of a right to take action) to be taken by the Issuer, the Depositor, the Indenture Trustee, the Owner Trustee, the Noteholders or the Certificateholders.

     SECTION 11.20  Third-Party Beneficiaries.  This Indenture shall inure to
                    -------------------------
the benefit of and be binding upon the

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

parties hereto, the Owner Trustee, the Noteholders, the Certificateholders, the Insurer and their respective successors and permitted assigns. Except as otherwise provided in this Article XI, no other Person shall have any right or obligation hereunder.

                           [SIGNATURE PAGE FOLLOWS]

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

          IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

                         CARMAX AUTO OWNER TRUST 2001-1

                         By:  WILMINGTON TRUST COMPANY,
                              not in its individual capacity but
                              solely as Owner Trustee

                         By: /s/ Patricia A. Evans
                             ----------------------------
                            Name: Patricia A. Evans
                            Title: Senior Financial Services
                                   Officer

                         BANKERS TRUST COMPANY,
                         not in its individual capacity but
                         solely as Indenture Trustee

                         By: /s/ Eileen M. Hughes
                             ---------------------------
                            Name: Eileen M. Hughes
                            Title: Vice President

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

STATE OF            )
                    ) ss. :
COUNTY OF           )

          The foregoing instrument was acknowledged before me this 25th day of January, 2001, by ____________________, as ____________________ of WILMINGTON
TRUST COMPANY, a Delaware banking corporation, as Owner Trustee of CARMAX AUTO OWNER TRUST 2001-1, a Delaware statutory business trust.


                              ________________________
                              Notary Public in and for
                              the State of [____________]

[SEAL]


My commission expires: [____________]

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

STATE OF            )
                    ) ss. :
COUNTY OF           )

          The foregoing instrument was acknowledged before me this 25th day of January, 2001, by ____________________, as ____________________ of BANKERS TRUST
COMPANY, a New York banking corporation.

                              ________________________
                              Notary Public in and for
                              the State of [____________]

[SEAL]


My commission expires: [____________]

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

                                   Exhibit B
                          Form of Opinion of Counsel
                          --------------------------

                                [SEE ATTACHED]

                                       94